UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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☐	Soliciting Material under §.240.14a-12
Service Properties Trust
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2026 Annual Meeting
of Shareholders and Proxy Statement
Thursday, June 11, 2026 at 9:30 a.m., Eastern Time
Live Webcast Accessible at
https://www.virtualshareholdermeeting.com/SVC2026

BUSINESS AT A GLANCE

SERVICE
PROPERTIES TRUST

Service Properties Trust (Nasdaq: SVC) is a real estate investment trust with approximately $10 billion invested in two asset categories: service-focused retail net lease properties and hotels. As of December 31, 2025, SVC owned 760 service-focused retail net lease properties with over 13.6 million square feet throughout the United States and 94 hotels with over 21,000 guest rooms throughout the United States, including Puerto Rico, and Canada. SVC is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $37 billion in assets under management as of December 31, 2025, and 40 years of institutional experience in buying, selling, financing and operating commercial real estate. SVC is headquartered in Newton, MA. For more information, please visit www.svcreit.com.

TOTAL COMPANY

854	46	22	149	185	$1.8B
PROPERTIES	STATES, WASHINGTON, D.C., PUERTO RICO & CANADA	INDUSTRIES	BRANDS	TENANTS / OPERATORS	TOTAL REVENUES

SERVICE-FOCUSED RETAIL NET LEASE PORTFOLIO

760	13.6M	$390M
PROPERTIES	RENTABLE SQUARE FEET	ANNUALIZED MINIMUM RENT

HOTEL PORTFOLIO

94	21,243	$1.4B
PROPERTIES	Keys	Revenues LTM

2025 BUSINESS HIGHLIGHTS

- Sold 112 hotels, raising proceeds of approximately $859 million, as part of an ongoing portfolio repositioning to become a majority net lease REIT.
- Proactively addressed all $800 million of 2026 debt maturities by using proceeds from the issuance of $580 million of zero coupon senior secured notes and using cash on hand.
- Acquired 29 net lease retail properties for approximately $95 million, advancing a disciplined acquisition strategy to grow and diversify existing portfolio of necessity-based, e-commerce resistant assets.
- Ended the year with 760 service-oriented retail properties that were 96.6% leased with a weighted average lease term of 7.4 years.
- Delivered stable cash flow from net lease portfolio, anchored by TravelCenters of America Inc. leases, guaranteed by investment grade rated tenant, BP Corporation North America Inc.
- Completed major renovations at five hotels, including the Sonesta branded hotels at Los Angeles International Airport and in Hilton Head, SC.
- Ended the year with ample liquidity, including its undrawn $650 million revolving credit facility, and no debt maturities until 2027.
- Appointed Chris Bilotto as a Managing Trustee and President and Chief Executive Officer.

Information on this page is as of December 31, 2025, unless otherwise noted.

LETTER TO OUR SHAREHOLDERS
FROM YOUR BOARD OF TRUSTEES
Dear Fellow Shareholders:
Please join us for our 2026 Annual Meeting of Shareholders, which will be held virtually at 9:30 a.m. on Thursday, June 11, 2026. The business to be conducted at the meeting is described in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials to shareholders electronically expedites your receipt, while lowering costs and reducing environmental impact.
During 2025, we made meaningful progress in strengthening our business and positioning the company for long-term success. We were very active in the capital markets, completing more than $1.4 billion in transactions that enhanced our balance sheet, reduced near-term refinancing risk, and advanced our strategic priorities.
This was an important year for the evolution of our portfolio. We took significant steps to improve the quality of our hotel assets, broaden the diversification of our net lease platform, and concentrate our hotel holdings in full-service properties that we believe are best positioned to generate earnings growth and sustainable value for shareholders.
A key milestone in this transformation was the sale of 112 Sonesta-operated hotels, which generated approximately $859 million in gross proceeds. This represented a major step toward a higher-quality, more focused hotel portfolio with stronger demand fundamentals. We used the proceeds, along with cash on hand, to proactively redeem all $800 million of our 2026 debt maturities and $300 million of our 2027 maturities, substantially improving our financial flexibility and reducing near-term refinancing exposure.
Our net lease portfolio continued to deliver stable and recurring income. In 2025, we added 29 necessity-based retail properties as part of our disciplined growth strategy. We closed the year with 760 net lease retail properties that were approximately 97% leased, with a weighted average remaining lease term of 7.4 years, underscoring the durability and resilience of this platform.
Looking ahead to 2026, we remain focused on continued portfolio optimization and maintaining a measured, disciplined approach to capital allocation. We are also sharpening our operational focus to drive stronger performance. These efforts will help strengthen cash flow, unlock long-term value, and reinforce our competitive position.
We thank you for your investment in our company and for the trust you place in us to oversee your interests in our business.
March 17, 2026
Christopher J. Bilotto	William A. Lamkin
Laurie B. Burns	Rajan C. Penkar
Robert E. Cramer	Adam Portnoy
Donna D. Fraiche

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS OF SERVICE PROPERTIES TRUST
Location: Live Webcast Accessible at https://www.virtualshareholder meeting.com/SVC2026 Date: Thursday, June 11, 2026 Time: 9:30 a.m., Eastern Time
Agenda:
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Elect the Trustee nominees identified in the accompanying Proxy Statement to our Board of Trustees;

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Advisory vote to approve executive compensation;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2026 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on March 13, 2026 (the “Record Date”).

Attending Our 2026 Annual Meeting: To provide all of our shareholders an opportunity to participate in our 2026 Annual Meeting, our 2026 Annual Meeting will be a virtual meeting of shareholders, which will be conducted by webcast. Shareholders will be able to listen, vote and submit questions online during our 2026 Annual Meeting. In order to attend and participate in our 2026 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on June 10, 2026.
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Record Owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SVC2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

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Beneficial Owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SVC2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a control number if needed.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Trustees, Lindsey Getz Secretary March 17, 2026

PROXY STATEMENT
The Board of Trustees (our “Board”) of Service Properties Trust, a Maryland real estate investment trust (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2026 annual meeting of shareholders. To provide all of our shareholders an opportunity to participate in our 2026 annual meeting, our 2026 annual meeting will be held virtually via live webcast on Thursday, June 11, 2026, at 9:30 a.m., Eastern Time, subject to any postponements or adjournments (our “2026 Annual Meeting”). We are first making these proxy materials available to shareholders on or about March 17, 2026.
Only owners of record of our common shares of beneficial interest (“Common Shares”) as of the close of business on March 13, 2026, (the “Record Date”), are entitled to notice of, and to vote at, our 2026 Annual Meeting and at any postponements or adjournments of the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held as of the close of business on the Record Date. Our Common Shares are listed on The Nasdaq Stock Market LLC (“Nasdaq”). At the close of business on March 13, 2026, there were approximately 168,061,029 Common Shares issued and outstanding.
The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2026 ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 11, 2026.
The Notice of 2026 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

PLEASE VOTE
Please vote to participate in our decision making. Applicable exchange rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.
PROPOSALS THAT REQUIRE YOUR VOTE
PROPOSAL	MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL
1 Election of Trustees	Page 18	✓ FOR	Majority of all votes cast
2 Advisory vote to approve executive compensation*	Page 33	✓ FOR	Majority of all votes cast
3 Ratification of independent auditors*	Page 47	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:
via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern Time, on June 10, 2026 to authorize a proxy VIA THE INTERNET.

by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern Time, on June 10, 2026 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.
If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.
PLEASE VISIT: www.proxyvote.com
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To review and download easy to read versions of our Proxy Statement and Annual Report.

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To sign up for future electronic delivery to reduce the impact on the environment.

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To register in advance to attend our 2026 Annual Meeting.

2026 Proxy Statement	1

PROXY SUMMARY
This proxy summary highlights information which may be provided elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
ELIGIBILITY TO VOTE
You can vote if you were a shareholder of record at the close of business on March 13, 2026, the Record Date for our 2026 Annual Meeting.
HOW TO CAST YOUR VOTE (Page 1)
You can vote by any of the following methods:
•
By Telephone or Internet. All shareholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card.

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By Written Proxy. All shareholders of record also can authorize a proxy to vote their shares by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice.

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Electronically at our 2026 Annual Meeting. All shareholders of record may vote electronically at the meeting. Beneficial owners may vote electronically at our 2026 Annual Meeting if they have a 16 digit control number.

CORPORATE GOVERNANCE PRINCIPLES (Page 4)
We endeavor to observe and implement best practices in our corporate governance.
SUSTAINABILITY (Page 6)
We have a long-standing commitment to our shareholders and other stakeholders to conduct our business in an environmentally and socially responsible manner.
VOTING (Page 18, 33 and 47)
PROPOSAL	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL
1 Election of Trustees	✓ FOR	Majority of all votes cast
2 Advisory vote to approve executive compensation*	✓ FOR	Majority of all votes cast
3 Ratification of independent auditors*	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

With respect to Proposal 1, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 2 and 3.

2	2026 Proxy Statement

PROPOSAL 1: ELECTION OF TRUSTEES (Page 18)
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Laurie B. Burns, Robert E. Cramer, Donna D. Fraiche, William A. Lamkin and Rajan C. Penkar as Independent Trustees and Christopher J. Bilotto and Adam Portnoy as Managing Trustees. Presented below is the expected composition of our Board immediately following our 2026 Annual Meeting, assuming the election of the Trustee nominees.
NAME OF TRUSTEES	INDEPENDENT	COMMITTEE MEMBERSHIP
Christopher J. Bilotto		None
Laurie B. Burns	✓	Audit Compensation (Chair)
Robert E. Cramer	✓	Audit Nominating and Governance (Chair)
Donna D. Fraiche	✓	Audit Compensation Nominating and Governance
William A. Lamkin	✓	Audit (Chair)
Rajan C. Penkar	✓	Audit Compensation
Adam Portnoy		None
PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (Page 33)
COMPENSATION DISCUSSION AND ANALYSIS (Page 34)
Our compensation structure is unique because of our relationship with our manager, The RMR Group LLC (“RMR”). Our business management agreement with RMR is designed to incentivize RMR to provide the highest quality services to us. Our Compensation Committee believes that our executive compensation program is appropriately designed to incentivize strong performance over the long term.
PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS (Page  47)

2026 Proxy Statement	3

CORPORATE GOVERNANCE PRINCIPLES
AND BOARD MATTERS
Review of Corporate Governance Policies and Shareholder Engagement

Our Board is committed to upholding the values of good corporate governance. In recognition of the relationship between corporate governance and long term performance, and as a result of our ongoing engagement with our shareholders, our Board continues to proactively evaluate our corporate governance principles. Based on these principles, our Board has, among other things:
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conducted an annual shareholder outreach and engaged with shareholders who hold approximately 60% of our Common Shares;

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adopted sustainability policies in connection with our efforts to lead a sustainable business and continue to improve our internal culture and the communities in which we operate; and

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enhanced our compensation and sustainability disclosure and reporting in response to shareholder feedback.

Board Composition, Expansion and Refreshment

Ensuring our Board is comprised of Trustees who bring diverse viewpoints and perspectives, have a variety of skills, professional experience and backgrounds and effectively represent the long term interests of our shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board regularly evaluates its composition, and our Board’s expansion and refreshment activities have created more skill mix and ensured a smooth transition as Trustees retire from our Board. We are currently governed by a seven member Board, including five Independent Trustees and two Managing Trustees. In 2025 and prior years, our Nominating and Governance Committee and our Board engaged Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist our Nominating and Governance Committee to identify and evaluate potential trustee candidates.
Process for Selecting Trustees

Our Nominating and Governance Committee screens and recommends candidates for nomination by our full Board pursuant to the following process.

4	2026 Proxy Statement

ISG Corporate Governance Framework

We follow the Investor Stewardship Group’s (“ISG”) Corporate Governance Framework for U.S. Listed Companies, as summarized below:
ISG Principle	Our Practice
Principle 1: Boards are accountable to shareholders.	• All of our Trustees stand for annual election. • We adopted a proxy access bylaw.
Principle 2: Shareholders should be entitled to voting rights in proportion to their economic interest.	• We do not have a dual class structure; each shareholder gets one vote per share.
Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.
•
In 2025, we had a proactive shareholder outreach and had active engagements with shareholders owning approximately 60% of our Common Shares.

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Our engagement topics included business strategies, governance reform priorities, sustainability and social strategy, Board composition, leadership and refreshment, succession planning and executive compensation program disclosure.

Principle 4: Boards should have a strong, independent leadership structure.
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We have a Lead Independent Trustee with clearly defined duties and robust responsibilities that are disclosed to shareholders.

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Our Board considers the appropriateness of its leadership structure at least annually.

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All of our committees are comprised solely of Independent Trustees.

Principle 5: Boards should adopt structures and practices that enhance their effectiveness.
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71% of Board members are independent.

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We have an active Board refreshment plan and we consider candidates with a variety of skills, qualifications, viewpoints and backgrounds; we consult with an executive search and consulting firm as needed to identify and evaluate candidates.

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Our Trustees attended at least 75% of all Board and applicable committee meetings in 2025, and seven of our eight Trustees then in office attended the 2025 annual meeting of shareholders.

Principle 6: Boards should develop management incentive structures that are aligned with the long term strategy of the company.
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Our Compensation Committee annually reviews and approves incentive compensation program design, goals and objectives for alignment with compensation and business strategies.

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Although we do not pay any cash compensation directly to our officers and have no employees, we have adopted the Second Amended and Restated 2012 Equity Compensation Plan (our “Share Award Plan”) to reward our named executive officers and other employees of RMR and others who provide services to us or our taxable real estate investment trust (“REIT”) subsidiaries (“TRSs”) and to align their interests with those of our shareholders.

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RMR’s compensation is tied to our performance.

2026 Proxy Statement	5

Shareholder Engagement and Outreach

We conduct shareholder outreach throughout the year to engage with shareholders on issues important to them. Our Board receives reports on this engagement as well as any specific issues to be addressed.
Sustainability

Overview. Our business strategy incorporates a focus on sustainable approaches to operating our properties in a manner that benefits our shareholders, tenants and the communities in which we are located. As a REIT, we are prohibited by tax law from operating our hotel properties and all of our other properties are leased to third parties that assume operating responsibilities for their properties.
Our strategy is to work with our hotel managers and net lease retail tenants to operate our properties in ways that improve the economic performance of their operations, while simultaneously managing energy and water consumption, as well as greenhouse gas emissions.
Our environmental sustainability and community engagement strategies are primarily implemented by our hotel managers and tenants and focus on a complementary set of objectives, including the following:
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Responsible Investment: We seek to invest capital in our properties that both improves environmental performance and enhances asset value. During the acquisition of properties, RMR assesses, among other things, environmental sustainability opportunities and physical and policy driven climate related risks as part of the due diligence process.

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Environmental Stewardship: We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage, especially when doing so may reduce operating costs and enhance the properties’ competitive position. Although our tenants and hotel managers oversee most of the property maintenance and improvements, RMR’s asset management group works cooperatively with them whenever possible to leverage opportunities to make our properties more environmentally friendly and efficient. Working with our hotel managers and tenants, we have:

○
initiated programs at hotels to reduce energy and water use;

○
implemented various initiatives at hotels to encourage recycling of plastics, paper and metal or glass containers;

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when renovating hotels, used energy efficient products, including lighting, windows and heating, ventilation and air conditioning equipment, and many appliances in extended stay hotels are ENERGY STAR® rated;

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installed electric car charging stations at some of our hotels;

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conducted building electrification and decarbonization evaluations; and

○
assessed asset-level compliance with current and future building energy and emissions performance standards across the United States and establish cost effective pathways to comply.

6	2026 Proxy Statement

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Investment in Human Capital and Employee Engagement: We have no employees of our own. We rely on our manager, RMR, and our hotel managers to hire, train, and develop a workforce that meets the needs of our business, contributes positively to our society and helps reduce our impact on the natural environment. RMR strives to create a collaborative and engaging culture, and invest in its employees.

RMR employs approximately 860 real estate professionals across the United States. In 2025, RMR was recognized as a 2025 USA Today Top Workplace. In 2024, RMR was recognized by GlobeSt. as one of commercial real estate’s Best Places to Work and by Commercial Property Executive as 11th on its list of Top Commercial Property Management Companies and by the EPA as an “ENERGY STAR Partner of the Year, Sustained Excellence.” In 2023, RMR was recognized by The Boston Globe for the fourth consecutive year as one of “The Top Places to Work in Massachusetts” in the “Large Employers” category. In 2021, RMR received the Excellence Award from the Institute of Real Estate Management.
RMR’s recruiting programs, on-boarding, retention programs and its development and training programs currently include the following:
○
Leading with Impact: Since 2016, RMR hosted Leading with Impact workshops for managers throughout the company to expand their perspectives and increase their confidence as a new manager. Within their first year, managers complete the workshop and learn how to effectively delegate, solve problems and give meaningful performance feedback.

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Tuition Reimbursement Program: RMR offers tuition assistance up to $20,000 annually for work-related education from accredited colleges and universities in order to deepen employees’ skillsets and support personal enrichment.

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Internship Program: RMR offers hands-on experience across a wide array of disciplines that are critical to the success of its organization. Interns have the opportunity to contribute to and learn from teams operating within RMR’s accounting, asset management, real estate development, energy and sustainability, information technology, investor relations and human resources departments.

RMR also prioritizes ongoing education and training for all employees across their organization as follows:
○
Engineering Apprenticeship Program: Given the increasing challenges within the real estate industry of attracting a qualified pool of engineers throughout the country, RMR made it a strategic priority to develop the next generation of qualified building engineers. RMR’s Engineering Apprenticeship Program standardizes the recruitment and development of engineering candidates to prepare them for open positions and to plan for future engineering needs. RMR recruits from various trade schools and job fairs to identify candidates for the two-year program with a curriculum that includes specific onboarding plans for training in electrical, heating, ventilation and air conditioning (“HVAC”), or plumbing trades and covers a range of essential engineering staff development topics.

○
Industry Associations & Credentials: In order to further their professional development, many of RMR’s employees seek out credentials and association memberships, with any membership costs reimbursed by RMR. Examples of credentials and association memberships include: Building Owners and Managers Association Membership and Event Participation, Certified Property Manager, Certified Public Accountant, National Association of Industrial and Office Properties, LEED Accredited Professional, Certified Energy Manager and Fitwel Ambassador.

Sonesta International Hotels Corporation (“Sonesta”), our largest hotel operator, has approximately 6,760 employees. Sonesta’s investments in human capital include:
○
Training & Development: Sonesta strives to help its employees grow and develop into the best they can be by offering training courses and professional development programs. Elevate, Sonesta’s most popular program, is an interactive apprenticeship for rising hotel professionals. This program is made possible by Sonesta’s partnership with the American Hotel and Lodging Association (“AHLA”). Sonesta “apprentices” are matched with Sonesta mentors to

2026 Proxy Statement	7

cultivate key skills in its future leaders. Using the AHLA’s Apprenticeship Program as a base, apprentices leverage AHLA materials and Sonesta mentor knowledge to complete the “Lodging Manager” competency checklist. Sonesta has had over 190 apprentices and mentors in the first three cohorts of the program.
○
Learning Library: Developed in partnership with leading subject matter experts, Sonesta’s Learning Library covers a variety of service-related topics—from front office to compliance, cybersecurity, management and leadership, and culinary training. Sonesta offers over 1,000 lessons, aligned to industry best practices and organizational key results, and available in multiple languages. These trainings, coupled with great trainer-led learning, offer Sonesta team members training content that teaches practical skills, knowledge, and behaviors to deliver excellence within the hotel industry.

•
Board and Management Composition: Our Board and its committees reflect an overall balance of professional background, knowledge, experience, perspective, skill and expertise. RMR is an equal opportunity employer that believes workforce excellence starts at the highest levels of its organization and extends to every employee within the organization. Members of our Board and RMR’s leadership teams are comprised of individuals who exhibit ethics and integrity, have business acumen, sound judgment and a strong record of achievements.

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Inclusive Work Culture: We believe an inclusive workplace positions RMR to achieve extraordinary results for our company. RMR seeks to attract and retain top talent through an inclusive work culture with leadership programs and initiatives like Leading with Impact, the RMR internship programs and other internal investments in broad-based training and development. Employee engagement is also a key focus of Sonesta. Sonesta believes engaged employees are enthusiastic about their work, find a greater sense of meaning in what they do, see a stronger connection between their strengths and their role, and expend discretionary effort in their performance. These positive behaviors make a difference in terms of reputation, productivity, and profit. Sonesta had over 5,500 employees participate in their employee engagement survey, conducted in the spring of 2022 with equal engagement regardless of gender or ethnicity. Sonesta’s engagement scores exceeded national benchmarks and improved over Sonesta’s previous year scores.

To learn more about our and RMR’s sustainability initiatives, visit www.svcreit.com/about/Sustainability and www.rmrgroup.com/corporate-sustainability.
To learn more about Sonesta’s sustainability initiatives, visit www.sonesta.com/esg-sonesta.
Sustainability Accounting Metrics. The following disclosures are informed by the guidance of the Sustainability Accounting Standards Board (“SASB”) Industry Standard for Real Estate Version 2023-06. To the extent an accounting metric, as defined by the SASB Standard, is not applicable to our portfolio or data to report on the applicable accounting metric is not available to us, we have not made any disclosure.
For the following disclosures, our properties are reported in two operating segments, Hotel and Net Leased Retail, and are consistent with how these properties and our operating results are presented in our other SEC filings. The information presented is as of December 31, 2025, unless otherwise noted. Additionally, for all sustainability accounting metrics, Same Property includes properties owned and were operated continuously by our managers and tenants since January 1, 2024.

8	2026 Proxy Statement

CODE	METRIC	VALUE (Hotels)	VALUE (Net Leased Retail)
IF-RE-130a.1	Energy Consumption Data Coverage as a Percentage of Floor Area (%)	71.8%	2.0%

IF-RE-130a.2(1)	Total Energy Consumed by Portfolio Area with Data Coverage (GJ)	1,430,980	6,436

IF-RE-130a.2(2)	Percentage of Total Energy from Grid Electricity (%)	67.1%	46.1%

IF-RE-130a.2(3)	Percentage of Total Energy from Renewable Source (%)	0.0%	0.0%

IF-RE-130a.3	Like-for-Like Percentage Change in Energy Consumption (%)	-4.4%	-15.7%

IF-RE-130a.4(1)	Percentage of Eligible Portfolio that has an Energy Rating (%)	61.4%	0.0%

IF-RE-130a.4(2)	Percentage of Eligible Portfolio that is Certified to ESTAR (%)	0.7%	0.0%

IF-RE-130a.5	Description of how building energy management considerations are integrated into property investment analysis and operational strategy	See description below table.

IF-RE-140a.1(1)	Water Withdrawal Data Coverage as a Percentage of Total Floor Area (%)	83.1%	1.0%

IF-RE-140a.1(2)	Water Withdrawal Data Coverage as a Percentage of Floor Area in Water Stress Regions (%)	83.8%	0.0%

IF-RE-140a.2(1)	Total Water Withdrawn by Portfolio Area with Data Coverage (km3)	4,035.7	0.35

IF-RE-140a.2(2)	Percentage of Water Withdrawn in Regions with High or Extremely High Water Stress (%)	38.5%	0.0%

IF-RE-140a.3	Like-for-Like Percentage Change in Water Withdrawn (%)	2.1%	-12.4%

IF-RE-140a.4	Description of water management risks and discussion of strategies and practices to mitigate those risks	See description below table.

IF-RE-410a.1(1)	Percentage of New Leases That Contain a Cost Recovery Clause (%)	0.0%	0.0%

IF-RE-410a.1(2)	Associated leased floor area, by property sector (m2)	0	0

IF-RE-410a.3	Discussion of approach to measuring, incentivizing and improving sustainability impacts of tenants	See comments below table.

IF-RE-450a.1	Area in 100-year flood zone (m2)	747,882	1,482

2026 Proxy Statement	9

CODE	METRIC	VALUE (Hotels)	VALUE (Net Leased Retail)
IF-RE-450a.2	Description of climate change risk exposure analysis, degree of systematic portfolio exposure, and strategies for mitigating risks	See description below table.

IF-RE-000.A	Number of Assets	221	752

IF-RE-000.B	Leasable Floor Area (m2)	2,368,326	1,239,435

IF-RE-000.C	Indirectly Managed Assets (%)	100%	98.9%

IF-RE-000.D	Average Occupancy Rate (%)	62.5%	96.3%

SASB Accounting Metric Code: IF-RE-130a.5: Energy management integration discussion.
Our managers deploy energy management best practices that improve the economic performance of their operations, which include:
○
Centralized utility bill processing and payment system;

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ENERGY STAR® benchmarking (hotel properties);

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Real-time energy monitoring (hotel properties);

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Light Emitting Diodes lighting upgrades;

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Energy performance review for end-of-life HVAC equipment replacements; and

○
Exposure to and compliance with Building Performance Standards (“BPS”) laws.

These energy management efforts reduce energy usage helping to generate both economic and environmental benefits.
During the acquisition of properties, RMR assesses, among other things, energy management opportunities and physical and policy driven climate related risks as part of the due diligence process.
SASB Accounting Metric Code: IF-RE-140a.4: Water management integration discussion.
Managers are strongly encouraged to use water management practices that reduce operating costs as well as their impact on the consumption of natural resources. These best practices include upgrades for indoor plumbing fixtures, low-flow water closets and urinals, low-flow flush valves, low-flow automatic faucet controls, low-flow faucet aerators and shower heads, water-efficient landscaping and cooling tower water management, among others.
SASB Accounting Metric Code: IF-RE-410a.3 Discussion of approach to measuring, incentivizing, and improving sustainability impacts of tenants.
On our behalf, RMR collaborates with our hotel managers and net leased retail tenants to capture environmental data for our properties. Engaging with our managers and tenants that manage data directly, RMR has increased visibility into operational performance for our properties. This effort has provided insight for over 15.4 million square feet of Hotel and Net Lease properties. RMR’s asset managers encourage our hotel managers and Net Lease tenants to operate our properties in ways that improve the economic performance of their operations, while simultaneously managing energy and water consumption, as well as greenhouse gas emissions.
SASB Accounting Metric Code: IF-RE-450a.2 Description of climate change risk exposure analysis, degree of systematic portfolio exposure, and strategies for mitigating risks.
We define climate change resilience as our ability to anticipate, prepare for and recover from adverse physical climate activity including increased severity of acute weather events and chronic changes to

10	2026 Proxy Statement

weather patterns as well as identify and plan for climate-related transitional activities such as changes in policy and market-driven expectations.
Properties susceptible to inundation from flood waters are evaluated routinely. The evaluation may include implementing tenant and local agency coordination protocols, property incident response plan reviews, insurance provider assessments and the implementation of physical protection elements, such as flood protection barriers.
We routinely utilize technology to evaluate our properties for energy and water performance. Such activities support lower operating expenses, improve comfort for our occupants and reduce our exposure to impacts from policies targeting greenhouse gas emissions.
Our portfolio strategy includes the development of hazard and vulnerability assessments of our existing properties and scenario planning and economic risk reviews of property development opportunities over long term ownership periods. In 2021 RMR, in coordination with a third party consultant, began physical climate scenario analyses for substantially all our properties. In 2024 and early 2025, RMR refreshed these analyses. The climate scenario assessments under evaluation include current physical climate risk exposure and assessments of future physical climate risk exposure models that consider a “business as usual” approach, a 2.0°C emissions mitigation approach in line with the Paris Climate Agreement and a “middle” approach, all based on the Intergovernmental Panel on Climate Change (“IPCC”) fifth Assessment Report (“AR”) Representative Concentration Pathways 8.5, 2.6, and 4.5, respectively, mapped to the latest IPCC AR6 Shared Social Economic Pathways (“SSP”) SSP1, SSP2 and SSP5, respectively. The following table summarizes physical and transitional climate change risks and opportunities identified for our portfolio.
Risks	Opportunities

•
Over time, chronic or acute climate stressors such as extreme heat, increased precipitation, inland flooding or storm surges could lead to the need for capital investments to meet landlord commitments or improve asset resilience. These climate stressors may also impact public infrastructure such as roadways and bridges, limiting access to our properties.

•
Increases in regional water stress may lead to water use restrictions and impact our operators’ and tenants’ ability to provide services to their guests and patrons.

•
Energy or emissions performance standards require capital investments to meet standards and offset regulatory fines.

•
Energy-efficient, low-carbon footprint and climate change resilient properties may be in high demand, increasing revenue potential.

•
Onsite solar power generation can drive down utility expenses and provide clean energy and covered parking for tenants. Battery energy storage may further reduce operating expenses and contribute to an increase of localized grid reliability.

•
Innovative solutions such as smart buildings, healthy buildings and buildings with sought-after amenities such as alternative fuels and electric vehicle (“EV”) charging stations may attract high-quality, investment-grade tenants or increase corporate and leisure travel to our hotels.

2026 Proxy Statement	11

Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓
Our Board oversees and monitors strategic planning.

✓
Business strategy is a key focus of our Board and embedded in the work of Board committees.

✓
Company management is charged with executing our business strategy and provides regular performance updates to our Board.

✓
Our Board oversees risk management.

✓
Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

✓
Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓
Our Board oversees succession planning and talent development for executive officers.

✓
Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓
In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

Our Board’s Role in Oversight of Risk Management

Our Board is elected by our shareholders to, among other things, oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board’s understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be a primary consideration in each of our business decisions and as part of our overall business strategy.
Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by our manager, RMR, and RMR and our officers are responsible for incorporating risk management in their activities. Our management and our internal audit provider regularly meet with our Audit Committee and provide us with advice and assistance with our risk management function.
In discharging their oversight responsibilities, our Board and Board committees regularly review a wide range of reports provided by RMR and other service providers, including:
•
reports on market and industry conditions;

•
operating and regulatory compliance reports;

•
financial reports;

•
reports on risk management and our sustainability activities and initiatives;

•
regulatory and legislative updates that may impact us;

•
reports on the security of our information technology processes and our data and the use of artificial intelligence; and

•
legal proceeding updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with our executive officers, our internal audit provider, legal counsel, our independent auditors and other professionals, as appropriate.
Our Audit Committee leads our Board in fulfilling its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, the use of artificial intelligence, and our

12	2026 Proxy Statement

compliance with legal and regulatory requirements. Our Board and Audit Committee review reports annually from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting, and at other times, as may be warranted. In 2025, our Audit Committee engaged PricewaterhouseCoopers LLP to serve as our internal audit provider. Our Audit Committee also annually reviews an internal audit plan developed by our internal audit provider with the goal of helping our Board systematically evaluate the effectiveness of our risk management, control and governance processes. Our Audit Committee meets at least quarterly and reports its findings and results of its monitoring and oversight activities to our Board from time to time as needed. Our Audit Committee also meets quarterly with our internal audit provider to review the results of its audits and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management, as it determines appropriate.
Our Audit Committee receives annual reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by RMR and by us, including updates on the internal and external cybersecurity landscape and relevant technical developments, such as advances in the use of artificial intelligence, and more frequent reports as it may direct or as needed. RMR has conducted an external assessment of its cybersecurity controls using a qualified third party. In addition, RMR’s cybersecurity program is aligned to the National Institute of Standards and Technology Cybersecurity Framework. RMR conducts annual data security education and testing for its employees, including RMR employees who provide services to us, in addition to penetration testing and unannounced email phishing exercises.
Our Compensation Committee evaluates RMR’s performance under our business and property management agreements, including any perceived risks created by compensation arrangements, including our share award program. Our share award program requires share awards to executive officers and other RMR employees to vest over a period of years, which we believe mitigates any incentives for our management to undertake undue risks and encourages our management to make long term and appropriately risk balanced decisions.
It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is limited.
To learn more about the risks we face, you can review the matters discussed in Part I, Item 1A. “Risk Factors” and “Warning Concerning Forward-Looking Statements” in our Annual Report to Shareholders for the fiscal year ended December 31, 2025 (the “Annual Report”). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.
Trustee Independence

Under the corporate governance listing standards of the Nasdaq and our governing documents, our Board must consist of a majority of Independent Trustees. Under our governing documents, Independent Trustees are Trustees who are not employees of RMR, are not involved in our day to day activities and who meet the qualifications for independence under the applicable rules of the Nasdaq and the SEC.
Our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, other than serving as our Trustees or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the applicable Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee’s relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee’s standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, our Board has determined that Laurie B. Burns, Robert E. Cramer, Donna D. Fraiche, William A. Lamkin and Rajan C. Penkar currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and the Trustees with regard to each of the Trustees’ relationships with us, RMR or The RMR Group Inc. (“RMR Inc.”), the managing member of RMR, and the other companies

2026 Proxy Statement	13

to which RMR provides management services (the “RMR Clients”). Our Board has concluded that none of these five Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.
Executive Sessions of Independent Trustees

Pursuant to our Governance Guidelines, our Independent Trustees meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet with our executive officers, other representatives of RMR, as necessary or appropriate, and with our independent auditors. Our lead Independent Trustee presides over such meetings, unless the Independent Trustees determine otherwise.
Board Leadership Structure

All Trustees play an active role in overseeing our business both at our Board and Board committee levels. As set forth in our Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing our Company and our business strategy. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academic or governmental roles. Our Trustees may be called upon to provide solutions to various complex issues and ask hard questions of our management and other advisors. Our Board is small, which facilitates open and informal discussions and communication among Trustees and with our executive officers and other advisors.
Adam Portnoy serves as Chair of our Board. Our Board believes that Mr. Portnoy’s leadership of RMR and extensive familiarity with our day to day business provide valuable insight for our Board.
Five of our Trustees are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Trustees are Managing Trustees, persons who have been employees, officers or directors of RMR or RMR Inc., or who have been involved in our day to day activities for at least one year prior to his or her election as Trustees.
Lead Independent Trustee

We have a Lead Independent Trustee who is selected annually by the vote of a majority of our Independent Trustees. Currently, Ms. Fraiche serves as our Lead Independent Trustee. Our Lead Independent Trustee has well-defined, robust responsibilities that include:
•
assisting our Board in evaluating its effectiveness;

•
presiding at all meetings of our Board at which the Chair of our Board or a Managing Trustee is not present;

•
presiding at all meetings and executive sessions of the Independent Trustees;

•
having the authority to call meetings of the Independent Trustees or executive sessions of the Independent Trustees;

•
serving as the principal liaison between the Independent Trustees and our senior management team;

•
assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, RMR;

•
considering suggestions for meeting agenda items from other Independent Trustees;

•
with our Nominating and Governance Committee and Chair of our Board, monitoring and coordinating with our management on corporate governance issues and developments;

14	2026 Proxy Statement

•
authorizing the retention of advisors and consultants who report directly to the Independent Trustees when appropriate; and

•
if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with shareholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.
We have also adopted a Code of Business Conduct and Ethics (the “Code”) to, among other things, provide guidance to our board members, officers and RMR employees and ensure compliance with applicable laws and regulations.
Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.
Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code, information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code, and how to communicate with our Trustees individually or as a group. To access these documents on our website visit www.svcreit.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.
Sustainability Policies

Our Board has adopted the following policies in connection with our efforts to lead a sustainable business and to continue to improve our internal culture and the communities in which we operate: Employee Health and Wellness, Human Rights, Philanthropy and Business Partners’ Code of Conduct. These policies reflect our core culture of integrity and mutual respect as well as our commitment to caring for our tenants, guests and the individuals who provide services to us as well as for the communities in which we operate. Our Employee Health and Wellness policy is designed to protect the health and wellbeing of all individuals in our workplace; our Human Rights policy is designed to promote a culture of mutual respect for people, communities and our planet; our Philanthropy policy sets forth our and RMR’s commitment to investing in our communities through a variety of philanthropic engagements; and our Business Partners’ Code of Conduct sets forth our expectations for our and RMR’s business partners to conduct business in an ethical manner that promotes the accomplishment of our goals. For additional information regarding our sustainability policies, see the “Sustainability” section beginning on page 6 of this Proxy Statement.
Insider Trading Policies and Procedures

We have adopted Insider Trading Policies and Procedures (our “Insider Trading Policy”) governing the purchase, sale, and other dispositions of our securities by our Trustees and officers, directors, officers and employees of RMR and our Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. In general, our Insider Trading Policy prohibits us and our Trustees and officers, directors and officers of RMR Inc., officers and employees of RMR and related persons from trading in our securities while aware of material, nonpublic information about us. Our Insider Trading Policy also prohibits our Trustees and Executive Officers, directors of RMR Inc. and executive officers of RMR from transacting in our securities during certain designated blackout periods. In addition, our Trustees, RMR Inc.’s directors and certain of our Company’s and RMR’s senior

2026 Proxy Statement	15

officers are required to obtain approval in advance of transactions in our securities. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Prohibition on Hedging

Our Insider Trading Policy expressly prohibits members of our Board and our officers from engaging in hedging transactions involving our securities.
Recommendations for Trustees

Shareholders who would like to recommend a Trustee nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Secretary, Service Properties Trust, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@svcreit.com. Any such recommendation should include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.
Communications with Our Board

Our Board has established a process to facilitate communication by shareholders and other interested parties with our Trustees, individually or as a group. Communications should be addressed to our Trustees or the Trustee for whom the communication is intended, in care of our Secretary, Service Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@svcreit.com.
Shareholder Nominations and Other Proposals

Deadline to Submit Proposals Pursuant to Rule 14a-8 for the 2027 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at our principal executive office on or before November 17, 2026 in order to be eligible to be included in the proxy statement for the 2027 annual meeting of shareholders; provided, that, if the date of the 2027 annual meeting of shareholders is more than 30 days before or after June 11, 2027, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
Deadline to Submit Trustee Proxy Access Nominations for the 2027 Annual Meeting of Shareholders: Under our proxy access bylaw, a shareholder or a group of up to 20 shareholders owning at least three percent of our outstanding Common Shares continuously for at least three years may nominate and include in our proxy materials for the 2027 annual meeting of shareholders Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees serving on our Board. In addition, the shareholder(s) and nominee(s) must satisfy the informational, documentation and other requirements specified by Section 2.18 of our bylaws (our “Bylaws”). Notice of a proxy access nomination for consideration at our 2027 annual meeting of shareholders must be delivered to or mailed and received at our principal executive office not later than November 17, 2026 and not earlier than October 18, 2026.
Deadline to Submit Other Nominations and Proposals for the 2027 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act and outside of the proxy access bylaw at the 2027 annual meeting of shareholders must be delivered to our Secretary at our principal executive office, in accordance with the requirements of our

16	2026 Proxy Statement

Bylaws, not later than 5:00 p.m., Eastern Time, on November 17, 2026 and not earlier than October 18, 2026; provided, that, if the date of the 2027 annual meeting of shareholders is more than 30 days earlier or later than June 11, 2027, then a shareholder’s notice must be so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2027 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2027 annual meeting of shareholders is first made by us. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the shareholder’s timely delivery of advance notice, continuous requisite ownership of our Common Shares and holding of a share certificate for such shares at the time of the advance notice, the record date for determining shareholders entitled to vote at the annual meeting and at the time of the annual meeting.
The foregoing description of the deadlines and other requirements for shareholders to submit a nomination for election to our Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. A copy of our Bylaws, including the requirements for proxy access or other shareholder nominations and other shareholder proposals, may be obtained by writing to our Secretary at Service Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC’s website, www.sec.gov. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions.

2026 Proxy Statement	17

PROPOSAL 1: ELECTION OF TRUSTEES
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Laurie B. Burns, Robert E. Cramer, Donna D. Fraiche, William A. Lamkin and Rajan C. Penkar each for election as an Independent Trustee and Christopher J. Bilotto and Adam Portnoy each for election as a Managing Trustee. Each Trustee nominee currently serves on our Board.
If elected, each nominee would serve until our 2027 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual’s earlier death, resignation, retirement, disqualification or removal.
We expect that each Trustee nominee will be able to serve if elected. However, if a Trustee nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.
Board of Trustees’ Qualifications and Experience
Our Trustees have a great diversity of experience and bring to our Board a wide variety of skills, qualifications, viewpoints and backgrounds that strengthen their ability to carry out their oversight role on behalf of our shareholders.
SKILLS AND EXPERIENCES
Risk oversight/management expertise	Familiarity with the public capital markets

Accounting and finance experience, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry	Familiarity with net leased service oriented retail businesses, including travel centers, and related leasing trends

Corporate Governance	Sustainability

Knowledge of the commercial real estate (“CRE”) industry and REITs	Understanding of management contract and franchise agreement trends

Understanding of hospitality and retail net leased businesses	Operating business and/or transactional experience

Management/leadership experience	Service on other public company boards and committees

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing
CORE QUALIFICATIONS AND EXPERIENCES
Strong record of achievements, including work experience with a proven record of success	Wide ranging perspectives, backgrounds and experiences, including professional background and skills

Commitment to serve on our Board over a period of years in order to develop knowledge about our operations and have sufficient time and availability to devote to Board and committee matters	Business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and ability to make independent analytical inquiries

High standards of integrity and ethics

18	2026 Proxy Statement

Snapshot of 2026 Board Nominees
Presented below is a snapshot of the expected composition of our Board immediately following our 2026 Annual Meeting, assuming the election of our Trustee nominees. Our Board of Trustees believes that, collectively, our Trustees exhibit an effective mix of qualifications and experience.

Summaries of Qualifications and Experience (7 Trustees)
Strategic Planning and Leadership
7
CEO/Executive Management
6
Risk Oversight
5
REIT/Real Estate
7
Asset Management
5
Capital Markets/Investment Banking
4
Other Public Company Board Experience
5
Government/Public Policy
3
Financial Literacy
7
Corporate Governance
5
Sustainability
3
Talent Management
6

A majority of all the votes cast is required to elect a Trustee at our 2026 Annual Meeting.
The names, principal occupations and certain other information regarding our Trustee nominees that led our Nominating and Governance Committee and our Board to conclude that such persons are currently qualified to serve as Trustees are set forth on the following pages.
Our Board of Trustees recommends a vote “FOR” the election of each of our Trustee nominees.

2026 Proxy Statement	19

Trustee Nominees to be Elected at Our 2026 Annual Meeting

Christopher J. Bilotto, 48, Managing Trustee
TRUSTEE SINCE 2025 PRESIDENT AND CHIEF EXECUTIVE OFFICER SINCE 2025 BOARD COMMITTEES None
PROFESSIONAL EXPERIENCE:
•
Our President and Chief Executive Officer since 2025.

•
Executive Vice President of RMR Inc. since January 2026 and Executive Vice President of RMR since 2023, where he is responsible for acquisitions, asset management for all hotel and senior living properties, as well as development and redevelopment across the United States. Prior to that, Mr. Bilotto served as Senior Vice President of RMR from 2020 to 2023 and Vice President from 2016 to 2020 after joining RMR in 2011. Mr. Bilotto’s prior responsibilities at RMR included serving as Senior Area Director of RMR LLC’s West Region.

•
President and chief executive officer of Diversified Healthcare Trust since 2024.

•
Former chief executive officer of Office Properties Income Trust from October 2023 to December 2023, president from 2021 to December 2023, chief operating officer from 2020 to 2023 and vice president from 2019 to 2020.

•
Previously held various management roles for shopping malls and mixed-use assets in New Mexico, Arizona and California at General Growth Properties.

•
Member of the National Association of Office and Industrial Properties.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Diversified Healthcare Trust (since 2024)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Bilotto brings to our Board extensive professional skills and demonstrated management ability. Mr. Bilotto has experience in, and knowledge of, REITs and experience working in the CRE industry. Mr. Bilotto possesses institutional knowledge earned through prior service as an officer of Office Properties Income Trust, his current role as president and chief executive officer of Diversified Healthcare Trust and in leadership positions with RMR. Mr. Bilotto has professional skills and expertise in real estate matters and experience as a senior level executive officer. Mr. Bilotto qualifies as a Managing Trustee in accordance with the requirements of our governing documents.

Risk Oversight/Management	Financial Literacy	Human Capital Management	Investment Expertise
REIT/Real Estate	Public Company Executive

(1)
In addition to us, RMR or its subsidiaries currently provide management services to four other public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (OTC Markets: OPITQ) and Seven Hills Realty Trust (Nasdaq: SEVN). For us and the companies with no employees, RMR or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable management agreements with those companies.

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Laurie B. Burns, 63, Independent Trustee
TRUSTEE SINCE 2020 BOARD COMMITTEES Audit Compensation (Chair)
PROFESSIONAL EXPERIENCE:
•
Founder and chief executive officer of LBB Growth Partners (“LBB”), a real estate advisory firm focusing on restaurant and hospitality businesses, since 2017.

•
Senior vice president and chief development officer of Darden Restaurants, Inc., an owner and operator of full-service restaurants in the United States and Canada, from 2014 to 2016.

•
Senior vice president for specialty restaurant group strategic platform and development for Darden Restaurants, Inc. from 2012 to 2014.

•
President of Bahama Breeze Island Grille from 2003 to 2012.

•
Various other positions at Darden Restaurants, Inc. from 1999 to 2003.

•
Advisory board member of Salon Lofts, a salon studio operator, from 2022 to 2024.

•
Director of The First Tee of Central Florida from 2017 to 2025.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
None

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Ms. Burns brings to our Board extensive professional skills and experience and knowledge of the CRE and hospitality industries. Ms. Burns demonstrates leadership capabilities earned in part through many leadership roles including serving in key management roles in various enterprises. Ms. Burns has a sophisticated understanding of finance matters and has served on the boards of several charitable and community organizations. Ms. Burns qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Executive
REIT/Real Estate

2026 Proxy Statement	21

Robert E. Cramer, 68, Independent Trustee
TRUSTEE SINCE 2020 BOARD COMMITTEES Audit Nominating and Governance (Chair)
PROFESSIONAL EXPERIENCE:
•
Managing partner of Riparian Partners, LLC, a mergers and acquisitions advisory firm that provides investment banking services to privately held middle market companies, since 2019.
•
Managing director and head of the financial institutions and real estate group of Oppenheimer and Co. Inc., a financial services firm, from 2013 to 2018.
•
Managing director, financial services group, of RBC Capital Markets, LLC, an investment banking firm, from 2001 to 2013.
•
Prior to joining RBC Capital Markets, LLC, various positions in financial services.

•
Adjunct professor of finance at Boston College Carroll School of Management.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
None

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Cramer brings to our Board extensive professional skills and leadership experience. Mr. Cramer has held many leadership roles including serving in key management roles in various enterprises. Mr. Cramer possesses extensive experience in, and knowledge of, the CRE industry and REITs. Mr. Cramer has a sophisticated understanding of finance matters and has experience in both investment banking and private equity. Mr. Cramer qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management Financial Literacy Investment Expertise REIT/Real Estate

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Donna D. Fraiche, 74, Independent Trustee
TRUSTEE SINCE 2015 LEAD INDEPENDENT TRUSTEE SINCE 2021 BOARD COMMITTEES Audit Compensation Nominating and Governance
PROFESSIONAL EXPERIENCE:
•
Founder and member of Fraiche Strategies, LLC since 2020.

•
Founder, corporate secretary and member of the board of directors of AiWithCare, Inc.

•
General manager of family-owned real estate holding companies including commercial, office, retail, residential development and service industry assets.

•
Member of the board of directors of Cornerstone Chemical Company, Inc.

•
Honorary consul for Japan at New Orleans for Louisiana.

•
Member of the executive committee, board of directors and past treasurer of the Louisiana Consular Corp.

•
Member of the board and past treasurer of the John-Manjiro-Whitfield Center for International Exchange US (CIE-US).

•
Member of the investment committee and past member of executive committee and board of the Baton Rouge Area Foundation.

•
Former chair of women’s initiative and nominating and governance committee and retired from active law practice at Baker Donelson PC in 2020.

•
Past chair of the board of trustees of Loyola University.

•
Past president of the Supreme Court of Louisiana Historical Society.

•
Past president of the Louisiana Chapter of the International Women’s Forum.

•
Past chair and member of the board and the finance, real estate and compensation committees of Women’s Hospital.

•
Former member of leadership development committee and committee on governance of the American Hospital Association.

•
Past president and a fellow of the American Health Law Association.

•
Former chair of the Louisiana Health Care Commission.

•
Former member of the Louisiana Recovery Authority.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Office Properties Income Trust (since 2019)

•
AlerisLife Inc. (from 2010 until it was acquired by ABP Trust in March 2023) and lead independent director (from 2019 to March 2023)

•
Select Income REIT (from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Ms. Fraiche brings to our Board extensive professional and consulting legal skills. Ms. Fraiche has held many leadership roles including serving in numerous public policy and civic leadership roles. Ms. Fraiche has experience on public company boards and board committees and possesses institutional knowledge earned through prior service on our Board. Ms. Fraiche qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Legal/Regulatory
REIT/Real Estate	Public Company Board	Government/Public Policy

2026 Proxy Statement	23

William A. Lamkin, 66, Independent Trustee
TRUSTEE SINCE 2007 BOARD COMMITTEES Audit (Chair)
PROFESSIONAL EXPERIENCE:
•
Partner in Ackrell Capital LLC, a San Francisco based investment bank, from 2003 to 2019.

•
Experience as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO, prior to 2003.

•
Practicing attorney prior to working as a financial consultant and investment banker.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Office Properties Income Trust (since 2019)

•
Seven Hills Realty Trust (since 2021)

•
Tremont Mortgage Trust (from 2020 until it merged with Seven Hills Realty Trust in September 2021)

•
Select Income REIT (from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
Ackrell SPAC Partners I Co. (from 2020 to 2022)

BACKGROUND
Mr. Lamkin brings to our Board extensive experience in, and knowledge of, the CRE and investment banking industries. Mr. Lamkin has demonstrated management ability and experience in capital raising and strategic business transactions. Mr. Lamkin has professional training, skills and expertise in, among other things, finance and legal matters. Mr. Lamkin has institutional knowledge earned through prior service on our Board. Mr. Lamkin qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Legal/Regulatory
REIT/Real Estate	Investment Expertise	Government/Public Policy	Public Company Board

24	2026 Proxy Statement

Rajan C. Penkar, 70, Independent Trustee
TRUSTEE SINCE 2023 BOARD COMMITTEES Audit Compensation
PROFESSIONAL EXPERIENCE:
•
Mr. Penkar has served as president and founder of Supply Chain Advisory Services, LLC, which provides e-commerce and omni-channel supply chain design and optimization services to retailers, since 2014.

•
From 2011 to 2014, Mr. Penkar served as senior vice president and president, supply chain for Sears Holding Corporation, an integrated retailer. In this position, Mr. Penkar was accountable for all aspects of the supply chain including global sourcing, retail and e-commerce distribution and fulfillment, global transportation, inventory management, and inside-the-home delivery and installation of appliances and big-ticket merchandise.

•
Before joining Sears Holding Corporation, Mr. Penkar held various positions of increasing responsibility with United Parcel Service, Inc., or UPS, from 1987 to 2011, most recently serving as president, UPS Customer Solutions.

•
Mr. Penkar holds a certificate in cybersecurity oversight from Carnegie Mellon University and the National Association of Corporate Directors.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
TravelCenters of America Inc. (from 2020 until it was acquired by BP Products North America Inc. in May 2023)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
USA Truck Inc. (from 2021 until it was acquired by DB Schenker in 2022)

•
U.S. Concrete, Inc. (from 2020 until it was acquired by Vulcan Materials Company in 2021)

BACKGROUND
Mr. Penkar brings to our Board experience in and knowledge of supply chain, distribution, fulfillment and inventory management. Mr. Penkar has demonstrated leadership and management abilities, having worked on public company boards and board committees. Mr. Penkar has extensive experience in, and knowledge of patents and intellectual property. Mr. Penkar qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Board
REIT/Real Estate

2026 Proxy Statement	25

Adam Portnoy, 55, Managing Trustee
TRUSTEE SINCE 2007 CHAIR OF OUR BOARD SINCE 2019 BOARD COMMITTEES None
PROFESSIONAL EXPERIENCE:
•
President and Chief Executive Officer of RMR Inc., since shortly after its formation in 2015.

•
President and Chief Executive Officer of RMR since 2005, and Director from 2006 to June 5, 2015 when RMR became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR’s managing member.

•
Director of Tremont Realty Capital LLC since March 2016.

•
Sole trustee, controlling shareholder and an officer of ABP Trust.

•
Director and controlling shareholder of Sonesta International Hotels Corporation and its parent.

•
Sole director of AlerisLife Inc. since its acquisition by ABP Trust in March 2023.

•
Director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont Realty Capital LLC.

•
Honorary Consul General of the Republic of Bulgaria to Massachusetts.

•
Co-Chair of Massachusetts Opportunity Alliance, Inc. Board.

•
Member of Massachusetts High Technology Council, Inc. Board.

•
Chair of the board of directors of the Pioneer Institute.

•
Executive committee member of the board of directors of the Greater Boston Chamber of Commerce.

•
Member of AJC New England’s Leadership Board.

•
Previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Diversified Healthcare Trust (since 2007)

•
Office Properties Income Trust (since 2009)

•
Seven Hills Realty Trust, including its predecessor companies (since 2009)

•
The RMR Group Inc. (since 2015)

•
Industrial Logistics Properties Trust (since 2017)

•
TravelCenters of America Inc. (from 2018 until it was acquired by BP Products North America Inc. in May 2023) and chair of its board (from 2019 to May 2023)

•
AlerisLife Inc. (from 2018 until it was acquired by ABP Trust in March 2023) and chair of its board (from 2019 to March 2023)

•
Tremont Mortgage Trust (from 2017 until it merged with Seven Hills Realty Trust in September 2021)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Portnoy brings to our Board extensive experience in, and knowledge of, the asset management, CRE and residential real estate industries and REITs, gained in part through his key leadership position with RMR and its subsidiaries, his public company director service, and his demonstrated management ability. Mr. Portnoy also possesses experience in investment banking and private equity, as well as institutional knowledge earned through prior service on our Board and deep knowledge of our business. Mr. Portnoy qualifies as a Managing Trustee in accordance with the requirements of our governing documents.

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy’s extensive familiarity with our day to day business provides valuable insight for our Board.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Board
REIT/Real Estate	Investment Expertise	Government/Public Policy	Public Company Executive

26	2026 Proxy Statement

Executive Officers

Our executive officers serve at the discretion of our Board. There are no family relationships among any of our Trustees or executive officers.

Christopher J. Bilotto Age: 48	President and Chief Executive Officer since 2025

Mr. Bilotto’s background and qualifications are described above.

Brian E. Donley Age: 51	Chief Financial Officer and Treasurer since 2019

Mr. Donley is a Senior Vice President of RMR and has served in various finance and accounting leadership roles at RMR since 1997. Mr. Donley has been chief financial officer and treasurer of Office Properties Income Trust (“OPI”) since October 2023. Mr. Donley served as chief financial officer and treasurer of Industrial Logistics Properties Trust from October 2022 to September 2023. He has more than 28 years of commercial real estate experience with REITs. Mr. Donley served as chief financial officer and treasurer of Seven Hills Realty Trust (then known as RMR Mortgage Trust and prior to that as RMR Real Estate Income Fund) from 2019 to 2021. OPI and certain of its subsidiaries commenced voluntary cases under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas on October 30, 2025. Mr. Donley is a certified public accountant.

2026 Proxy Statement	27

BOARD COMMITTEES
Audit Committee

Members William A. Lamkin (Chair) Laurie B. Burns Robert E. Cramer Donna D. Fraiche Rajan C. Penkar 7 meetings during 2025
Our Audit Committee is comprised solely of Independent Trustees. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management, including cybersecurity and the use of artificial intelligence, and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.
Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Lamkin is our Audit Committee’s “financial expert.”

Compensation Committee

Members Laurie B. Burns (Chair) Donna D. Fraiche Rajan C. Penkar 3 meetings during 2025	Our Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of RMR and our executive officers, evaluating and approving any changes in our agreements with RMR and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Trustees for Board and committee service. Our Compensation Committee determines and approves the equity based compensation payable to our Trustees for Board and committee service, and any compensation payable to the Lead Independent Trustee in his or her capacity as such. Our Compensation Committee administers our Share Award Plan and determines all awards granted pursuant to our Share Award Plan. It also reviews amounts payable by us to RMR under our business and property management agreements and approves any proposed amendments to or termination of those agreements.
Nominating and Governance Committee

Members Robert E. Cramer (Chair) Donna D. Fraiche 1 meeting during 2025	Our Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of our Board and Board committees, including to assess the independence of Trustees and Trustee nominees, and to develop and recommend to our Board governance principles for our Company. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

28	2026 Proxy Statement

BOARD MEETINGS
In 2025, our Board held five meetings. In 2025, each Trustee attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Trustee served as a Trustee or committee member. Seven of our eight Trustees then in office attended the 2025 annual meeting of shareholders. Our policy with respect to Board members’ attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.svcreit.com.
TRUSTEE COMPENSATION
Compensation of Trustees

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees.
Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $85,000 for services as a Trustee. The annual fee for any new Independent Trustee is prorated for the initial year of service. Each Independent Trustee who serves as a committee chair of our Audit Committee, Compensation Committee or Nominating and Governance Committee also receives an additional annual fee for such service of $20,000, $15,000 and $15,000, respectively, and our Lead Independent Trustee also receives an additional annual fee of $17,500 for serving in this role. Trustees who serve as the chair of a special committee receive an additional fee. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.
Each Independent Trustee and Managing Trustee also receives an award of our Common Shares annually for serving as a Trustee. In 2025, each Trustee received an award of our Common Shares with a value equal to $95,000 based on the closing price of our Common Shares on the date of the award, rounded down to the nearest whole share, which resulted in an award of 40,425 Common Shares to each Trustee. Managing Trustees do not receive cash compensation for their services as Trustees.
Trustee Share Ownership Guidelines

Our Board believes it is important to align the interests of our Trustees with those of our shareholders, and for our Trustees to hold equity ownership positions in our Company. Accordingly, each Trustee is expected to retain at least 35,000 Common Shares (which number shall automatically adjust in respect of share splits or similar events) within the following times: for persons elected by shareholders, by the date of the annual meeting of shareholders held in the fourth year following the annual meeting of shareholders at which such Trustee was initially elected, or if such person initially became a Trustee by election by our Board, by the date of our annual meeting of shareholders in the fourth year following the first annual meeting of shareholders of our Company following the initial election of such Trustee to our Board. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.
As of March 13, 2026, all Trustees have met or are expected to meet in the near term, these share ownership guidelines.

2026 Proxy Statement	29

Fiscal Year 2025 Trustee Compensation

The following table details the total compensation of our Trustees for the fiscal year ended December 31, 2025 for services as a Trustee.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Christopher J. Bilotto(3)	—	184,996	—	184,996
Laurie B. Burns	100,000	94,999	—	194,999
Robert E. Cramer	100,000	94,999	—	194,999
Donna D. Fraiche	102,500	94,999	—	197,499
John L. Harrington(4)	—	—	—	—
William A. Lamkin	105,000	94,999	—	199,999
John G. Murray(5)	—	—	—	—
Rajan C. Penkar	85,000	94,999	—	179,999
Adam Portnoy(3)	—	94,999	—	94,999

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2025, consisting of an $85,000 annual cash fee and each of Ms. Burns and Messrs. Cramer and Lamkin earned an additional $15,000, $15,000 and $20,000, respectively, for service as a committee chair. Ms. Fraiche earned an additional $17,500 for service as the Lead Independent Trustee.

(2)
Equals 40,425 Common Shares multiplied by the closing price of such shares on June 13, 2025, the award date, except with respect to Mr. Bilotto whose Stock Award also includes the value of 32,490 shares awarded to Mr. Bilotto on March 26, 2025 of $89,997 in connection with his election to our Board. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, “Compensation-Stock Compensation” (“ASC 718”) (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees.

(4)
Mr. Harrington served as an Independent Trustee until June 13, 2025.

(5)
Mr. Murray resigned as a Managing Trustee, effective March 9, 2025 and did not receive a share award in 2025 for his service as Managing Trustee.

30	2026 Proxy Statement

OWNERSHIP OF OUR EQUITY SECURITIES
Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers and our Trustees, Trustee nominees and executive officers as a group, all as of March 13, 2026. Unless otherwise noted, to our knowledge, voting power and investment power in our Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Service Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam Portnoy	2,031,664	1.21%	Includes 1,672,783 Common Shares
owned by ABP Trust. Voting and
investment power with respect to Common
Shares owned by ABP Trust may be
deemed to be shared by Adam Portnoy as
			ABP Trust’s sole trustee.
Christopher J. Bilotto	198,369	Less than 1%
Brian E. Donley	148,660	Less than 1%
Donna D. Fraiche	98,680	Less than 1%
Robert E. Cramer	87,680	Less than 1%
Rajan C. Penkar	65,680	Less than 1%
William A. Lamkin	12,500	Less than 1%	Includes 12,500 Common Shares owned
by Janet W. Lamkin and William A. Lamkin
as trustees of a trust, Trustees U/T/D
9-28-18. Mr. Lamkin may be deemed to
hold voting and investment power as a
			trustee and beneficiary of the trust.
Laurie B. Burns	—	Less than 1%
Todd W. Hargreaves(1)	—	Less than 1%
All Trustees, Trustee nominees and executive officers as a group (eight persons)	2,643,233	1.57%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on 168,061,029 Common Shares outstanding as of March 13, 2026.

(1)
Mr. Hargreaves resigned as our President and Chief Investment Officer, effective March 9, 2025.

2026 Proxy Statement	31

Principal Shareholders

Set forth in the table below is information about the number of our Common Shares held by persons that are known to be the beneficial owners of more than 5.0% of our outstanding Common Shares based on statements filed with the SEC under Sections 13(d) and 13(g) of the Exchange Act.
Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information
The Vanguard Group, Inc. (“Vanguard”) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	16,489,655	9.81%	Based on a Schedule 13G/A filed with the SEC
on April 30, 2025, by Vanguard reporting that,
as of March 31, 2025, Vanguard beneficially
owned 16,489,655 Common Shares and had
shared voting power over 70,480 Common
Shares, sole dispositive power over 16,353,400
Common Shares and shared dispositive power
over 136,255 Common Shares.
BlackRock, Inc. (“BlackRock”) 50 Hudson Yards New York, New York 10001	13,970,663	8.31%	Based on a Schedule 13G filed with the SEC on
April 24, 2025, by BlackRock reporting that, at
March 31, 2025, BlackRock beneficially owned
and had sole dispositive power over 13,970,663
Common Shares and sole voting power over
13,702,547 Common Shares.
Charles Schwab Investment Management Inc. (“Charles Schwab”) 211 Main Street San Francisco, California 94105	8,417,185	5.01%	Based on a Schedule 13G filed with the SEC on
August 11, 2025, by Charles Schwab reporting
that, at June 30, 2025, Charles Schwab
beneficially owned and had sole dispositive
power over 8,417,185 Common Shares and
sole voting power over 8,417,185 Common
Shares.

*
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our Common Shares. Additionally, on June 14, 2024, we amended our Bylaws to provide that transfers of our Common Shares to a person or group which is then, or would become as a result, owners of 5% or more of our outstanding Common Shares would be void in total for transferees then already owning 5% or more of our shares, and for transferees that would otherwise become owners of 5% or more of our Common Shares, to the extent the transfer would so result in such level of ownership by the proposed transferee. Common Shares relating to attempted transfers in violation of this prohibition may be subject to transfer to a charitable trust in accordance with the provisions of our Declaration of Trust. With respect to shareholders who held in excess of 5% of our Common Shares outstanding prior to June 14, 2024, none of such shareholders’ Common Shares were deemed under the new limitation to be excess securities subject to automatic transfer to a charitable trust; instead such shareholders will not be permitted to acquire additional Common Shares while owning 5% or more of our outstanding Common Shares or thereafter to the extent any such subsequent acquisition would result in them owning 5% or more of our outstanding Common Shares. The ownership limitation in our Bylaws is intended to help us preserve the tax treatment of our net operating losses and other tax benefits. BlackRock and Vanguard, however, are Excepted Persons, as defined in our Declaration of Trust, and Excepted Holders, as defined in our Bylaws, and therefore are not subject to this ownership limit, subject to certain limitations. Charles Schwab has confirmed to us that its ownership of Common Shares is held for the benefit of its clients in separate accounts and is not in violation of the 5% ownership limitation.

The percentages indicated are based on 168,061,029 Common Shares outstanding as of March 13, 2026.

32	2026 Proxy Statement

PROPOSAL 2:	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, we are seeking a non-binding advisory vote from our shareholders to approve the compensation of our named executive officers as described in the “Compensation Discussion and Analysis” section beginning on page 34 and the “Executive Compensation” section beginning on page 41.
Our Board recommends that shareholders vote “FOR” the following resolution:
RESOLVED: That the shareholders of our Company approve, on a non-binding, advisory basis, the compensation paid by our Company to our Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” in this Proxy Statement.
Because your vote is advisory, it will not be binding upon our Board or Compensation Committee. However, our Board values shareholders’ opinions and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.
Approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2026 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” the advisory vote to approve executive compensation.

2026 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Overview

Our compensation structure is unique because of our relationship with our manager, RMR. Our business management agreement with RMR is designed to incentivize RMR to provide the highest quality services to us. RMR’s base business management fee is paid based on the lower of the historical cost of our properties and our market capitalization. RMR also may earn an incentive management fee based on the three year total return of our Common Shares relative to an index of our peers. Because our named executive officers are employees of RMR and not our Company, RMR, and not our Company, determines the cash compensation payable to our named executive officers, who were our only executive officers during 2025. We do not reimburse RMR for compensation RMR paid or pays to our executive officers and our management agreements with RMR do not require RMR to allocate or pay a specific amount or percentage of RMR’s management fees to our named executive officers or require those officers to dedicate a specified amount of their time to our business.
RMR Compensation Practices. In order to enable our shareholders to make an informed decision on the non-binding advisory vote to approve the compensation of our named executive officers (“Say on Pay”), RMR has provided us with the following information about the compensation it paid in 2025 to our named executive officers for services provided by those officers to RMR, our Company and the other RMR Clients:
•
The portion of the management fee that is allocated to named executive officer compensation paid by RMR.

•
Of this named executive officer compensation, the breakdown of base salary vs. cash bonus.

•
The metrics RMR uses to evaluate performance to determine the named executive officers’ cash bonuses.

Our named executive officers are officers and employees of RMR and, as officers and employees of RMR, also provide services to RMR and the other RMR Clients. RMR has informed us that the cash compensation paid by RMR to our named executive officers is for services provided by the officers to RMR, our Company and the other RMR Clients. RMR has also informed us that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR to our named executive officers for their services to us for a number of reasons, including that:
•
Our management agreements with RMR do not require individual executive officers to dedicate a specific amount of time to providing services to us under those agreements. RMR’s officers and employees provide services on an as needed basis across RMR, our Company and all the other RMR Clients.

•
Our management agreements with RMR do not require that a specified amount or percentage of the management fees we pay to RMR be allocated to our executive officers.

•
RMR does not designate a specific amount of time that our named executive officers must spend providing services to us or record the amount of time that our named executive officers (or any other employee of RMR) spend providing services to us or other entities.

Summary of 2025 Named Executive Officer Compensation.
•
RMR has advised us that in 2025, RMR paid each of our named executive officers cash compensation for services provided by the officers to RMR, our Company and the other RMR Clients, which cash compensation was comprised of a base salary and a discretionary cash bonus. With respect to 2025, our named executive officers collectively received aggregate base salary payments of $865,101 (which includes base salary payments to Mr. Hargreaves prior to his resignation in March 2025), and Messrs. Bilotto and Donley received aggregate discretionary cash bonuses of $1,315,134 from RMR. These amounts collectively represent 4.6% of the aggregate management fees and reimbursements we paid to RMR for 2025. On an aggregated basis, Messrs. Bilotto and Donley received 36% of their total cash compensation in the form of base salary payments and the remaining 64% in the form of discretionary cash bonuses. Mr. Hargreaves did not receive a bonus in 2025. In connection with his resignation as our President and Chief Investment Officer and as a Senior Vice

34	2026 Proxy Statement

President of RMR, Mr. Hargreaves received a cash payment from RMR of $514,200 pursuant to his separation agreement with RMR.
•
RMR did not provide guaranteed cash bonuses to our named executive officers during 2025 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR to Messrs. Bilotto and Donley in 2025 were discretionary in amount and were based on a performance evaluation conducted by certain members of RMR’s Executive Operating Committee and presented to the compensation committee of RMR Inc.

•
In 2025, RMR Inc. awarded 8,896 shares of Class A common stock of RMR Inc., with an award date fair value of $149,987, to Mr. Bilotto and 4,744 shares of Class A common stock of RMR Inc., with an award date fair value of $79,984, to Mr. Donley (subject to certain vesting requirements described below). Mr. Hargreaves did not receive an award of shares of Class A common stock of RMR Inc. in 2025.

•
A list of specified peer companies was considered by RMR to develop appropriate compensation packages for our named executive officers.

Named Executive Officer Compensation Philosophy and Process.

The key principle of RMR’s compensation philosophy for all employees, including our named executive officers, is to pay for performance. RMR maintains a rigorous and thorough talent and compensation review process to ensure that its employees are in appropriate roles that maximize their full potential. This process also ensures that there is strong leadership guiding employees and that there is a succession and development plan for each role. RMR’s goal is to make employee and leadership development an integral part of its culture, supporting each employee and the continued success of RMR, our Company and the other RMR Clients.

RMR’s named executive officer compensation planning process incorporates key areas of evaluation, including:
•
external market data;

•
internal benchmarking; and

•
quantitative and qualitative assessments of Company, group and individual performance.

Named Executive Officer Compensation Practices. RMR’s pay for performance compensation philosophy is reflected in its compensation practices, including:
•
no guaranteed salary increases or guaranteed cash bonuses;

•
no specific performance targets on which bonuses would be paid;

•
no additional performance awards for growing assets under management or for exceeding return benchmarks;

•
no excessive perquisites;

•
no tax gross-ups;

•
annual assessment of named executive officer compensation against peer companies and best practices;

•
holistic performance evaluations; and

•
annual salary cap.

Components of the Named Executive Officers’ Compensation. RMR’s compensation program includes a base salary and a cash bonus. The cash bonuses RMR pays to our named executive officers are discretionary in amount and are based on a performance evaluation. The evaluation involves an analysis of both (i) the overall performance of RMR, our Company and the other RMR Clients, and (ii) the performance of the individual officer and his or her contributions, and services provided, to RMR, our Company and the other RMR Clients. RMR believes this evaluation process allows RMR to link pay with performance in the closest way possible and provide RMR with the flexibility necessary to take all relevant factors into account in determining

2026 Proxy Statement	35

the bonus amounts, including the named executive officer’s ability to react to changing circumstances that impact the businesses of RMR, our Company and the other RMR Clients.
RMR Inc. also awards shares of Class A common stock of RMR Inc. to our named executive officers. One fifth of the shares awarded vested on the award date and an additional one fifth are scheduled to vest on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services to RMR or one or more of the RMR Clients or their respective affiliates and to accelerated vesting under certain circumstances.
The table below describes the objectives supported by each of RMR’s and RMR Inc.’s compensation elements, along with an overview of the key design features of each element.
Compensation Element	What It Does	Key Measures
Base Salary	• Provides a level of fixed pay appropriate to an executive’s role and responsibilities • Evaluated on an annual basis	• Experience, duties and scope of responsibility • Internal and external market factors
Discretionary Cash Bonus
•
Provides a competitive annual cash incentive opportunity

•
Links executives’ interests with shareholders’ interests

•
Incentivizes and rewards superior group, individual and Company performance

• Based on holistic performance evaluation
Equity Compensation	• Links executives’ interests with long term interests of shareholders • Incentivizes and rewards superior group, individual and Company performance	• Based on holistic performance evaluation
Named Executive Officer Pay Mix. As discussed above, RMR’s compensation program is designed so that the majority of compensation is performance based to promote alignment of our named executive officers’ interests with those of shareholders. During 2025, Messrs. Bilotto and Donley received aggregate performance based discretionary cash bonuses of $1,315,134 from RMR. Mr. Hargreaves resigned as President and Chief Investment Officer on March 9, 2025 and as a Senior Vice President of RMR on May 1, 2025 and did not receive a bonus from RMR in 2025. In connection with his resignation as our President and Chief Investment Officer and as a Senior Vice President of RMR, Mr. Hargreaves received a cash payment from RMR of $514,200 pursuant to his separation agreement with RMR.
The base salary payments for our named executive officers (which represent the fixed portion of their compensation packages) are reviewed annually and may be adjusted as RMR deems appropriate. RMR historically adjusts salary payments on October 1, the first day of its fiscal year. During 2025, Messrs. Bilotto, Donley and Hargreaves received aggregate base salary payments of $865,101 from RMR. On an aggregated basis, in 2025, Messrs. Bilotto and Donley received 36% of their total cash compensation in the form of base salary payments and the remaining 64% in the form of performance based discretionary bonuses.
For information regarding the compensation paid by RMR and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and its Proxy Statement on Schedule 14A for its 2026 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement.

36	2026 Proxy Statement

Compensation Philosophy

Our compensation program for our executive officers consists of Common Share awards under our Share Award Plan. Our Compensation Committee believes that these share awards recognize our executive officers’ scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of our executive officers with those of our shareholders.
Overview of 2025 Compensation Actions

In September 2025, our Compensation Committee Chair met with one of our Managing Trustees, Adam Portnoy, and the compensation committee chairs of RMR Inc. and the other RMR Clients, which included: Diversified Healthcare Trust (“DHC”); Industrial Logistics Properties Trust (“ILPT”); Office Properties Income Trust (“OPI”); and Seven Hills Realty Trust (“SEVN” and, collectively, the “Other RMR Managed REITs”). The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the allocation of internal audit and related services costs among RMR Inc., our Company and the other RMR Clients, to provide a comparative understanding of potential share awards by us and the Other RMR Managed REITs and to hear and consider recommendations from RMR concerning potential share awards and the vesting of those shares, which were in part based on the results of RMR’s review of current market practices with respect to executive compensation, and specifically of the companies’ peer groups, and shareholder feedback received during shareholder outreach with respect to the percentage of executive officer compensation received in share awards. The share awards made by the Other RMR Managed REITs are considered to be appropriate comparisons because of the similarities between certain services we require from our share awardees and the services provided by awardees providing similar services to these other companies. Subsequent to this meeting, the members of our Compensation Committee held a meeting at which our Compensation Committee Chair provided a report of the information discussed with Mr. Portnoy and others, and made recommendations for share awards to our named executive officers. Our Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2025 share awards: (i) the value of the proposed share awards; (ii) the historical awards previously awarded to these named executive officers and the corresponding values at the time of the awards; (iii) the recommendations of RMR as presented by Mr. Portnoy; (iv) the value of share awards to executive officers providing comparable services at the applicable Other RMR Managed REITs and the other RMR Clients; (v) the scope of, and any changes to, the responsibilities assigned to, or assumed by, these named executive officers during the past year and on a going forward basis; (vi) the length of historical services by these named executive officers; (vii) our Compensation Committee’s perception regarding the quality of the services provided by these named executive officers in carrying out those responsibilities; and (viii) our financial and operating performance in the past year and our perceived future prospects. Our Compensation Committee considered these multiple factors in determining whether to increase or decrease the value of the prior year’s awards. There was no formulaic approach in the use of these various factors in determining the value of shares to award to each named executive officer. The value of the share awards were determined by our Compensation Committee on a discretionary basis using various factors. Our named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of named executive officer compensation they received from us.
Analysis of 2025 Awards under the Share Award Plan

At our 2025 annual meeting of shareholders, our shareholders approved our Second Amended and Restated 2012 Equity Compensation Plan (our “Share Award Plan”). Although we do not pay any cash compensation directly to our officers and have no employees, we adopted our Share Award Plan to reward our named executive officers and other RMR employees and Sonesta employees who provide services to us and to align their interests with those of our shareholders. We award shares under our Share Award Plan to recognize our named executive officers’ scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of our executives with those of our other shareholders and motivate our executives to remain employees of RMR and to continue to provide services to us through the term of the awards.

2026 Proxy Statement	37

Under its charter, our Compensation Committee evaluates, approves and administers our equity compensation plans, which currently consist solely of our Share Award Plan. Our Compensation Committee has historically determined to make awards of our Common Shares under our Share Award Plan rather than issue options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, we believe a conventional option plan might not provide appropriate incentives for management for a business like ours, but a share award plan may create a better identity of interests between management and other shareholders. We also believe an option plan could have the potential to encourage excessive short term risk taking.
Our Compensation Committee uses comparative information about the Other RMR Managed REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. Our Compensation Committee also considers the size and structure of the applicable Other RMR Managed REITs and the other RMR Clients, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for our officers in light of the proposed awards for officers with comparable roles at the other companies. Our Compensation Committee reviewed the compensation data regarding the applicable Other RMR Managed REITs and their officers, together with the other factors discussed above in “Overview of 2025 Compensation Actions,” but our Compensation Committee did not undertake a detailed comparison of the named executive officers across the applicable Other RMR Managed REITs or the other RMR Clients or assign weight to any particular characteristic of these other companies or their officers because our Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2025, our Compensation Committee considered the foregoing factors and the factors set forth above in “Overview of 2025 Compensation Actions” and determined to increase the dollar value of the prior year’s award of our Common Shares to Mr. Donley for the 2025 award. This was the first year that Mr. Bilotto received an award of Common Shares in his capacity as an executive officer of our Company. We also considered Messrs. Bilotto’s and Donley’s level of performance and length of service to us in determining their awards. Messrs. Bilotto’s and Donley’s share awards were made in accordance with the recommendation of RMR and the Chair of our Compensation Committee. Mr. Hargreaves resigned as our President and Chief Investment Officer on March 9, 2025 and did not receive an award.
For fiscal year 2025, we awarded $250,000 in value of our Common Shares based on the closing share price on the award date, rounded down to the nearest whole number, to Mr. Bilotto and $200,000 in value of our Common Shares (also rounded down to the nearest whole number) to Mr. Donley. Accordingly, Mr. Bilotto received 87,719 Common Shares with an award date fair value of $249,999, and Mr. Donley received 70,175 Common Shares with an award date fair value of $199,999. We determine the fair market value of the shares awarded based on the closing price of our Common Shares on the date of the award. Our Compensation Committee has imposed, and may impose, vesting and other conditions on the awarded Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to us or our taxable REIT subsidiaries (“TRSs”). Our Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of the award. Our Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share awards to us and to the recipients. In the event a recipient who received a share award ceases to render significant services, whether as an employee or otherwise to us, RMR or any RMR Client or their respective affiliates during the vesting period, we may cause the forfeiture of our Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under our Share Award Plan are entitled to receive distributions that we make, if any, on our Common Shares. Our Share Award Plan provides that share awards vest upon the occurrence of certain corporate “change in control” or termination events.
We award our Common Shares annually to our officers and to other employees of RMR and others who provide services to us or our TRSs. We do not take into account material non-public information when determining the timing or terms of our annual awards of Common Shares, nor do we time disclosure of material non-public information for the purpose of affecting the value of such awards. Because the consideration of our annual share awards by our Compensation Committee and our Board is determined on

38	2026 Proxy Statement

a regular schedule (i.e., in September for our officers and employees of RMR and at the first meeting of our Board after the annual meeting of shareholders for our Trustees), any proximity of any awards to earnings announcements or other market events is coincidental. We do not currently grant options as part of our equity compensation for our named executive officers.
Our Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of our named executive officers with those of our shareholders. Our Compensation Committee believes that the equity compensation of our named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.
Frequency of Say on Pay

Our current policy, consistent with the prior vote of our shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, our compensation of our named executive officers each year at the annual meeting of shareholders. Accordingly, we are providing shareholders with an opportunity to approve this compensation on a non-binding, advisory basis. As noted above, our only compensation paid by us to our named executive officers is Common Share awards. None of our named executive officers are employed by us. Our manager, RMR, provides services to us that otherwise would be provided by employees, and RMR employs and compensates our named executive officers directly and in RMR’s sole discretion in connection with their services rendered to us and to RMR and the other RMR Clients as discussed above.
In evaluating our compensation process for 2025, our Compensation Committee generally considered the results of the most recent advisory vote of our shareholders on the compensation of our executive officers named in the proxy statement for our 2025 annual meeting of shareholders.
As noted above, Section 14A of the Exchange Act requires that we provide an opportunity for our shareholders to indicate how frequently we should hold the non-binding advisory vote on the compensation paid to our named executive officers. This “frequency” vote is required to be held at least once every six years. We last held a “frequency” vote at our 2023 annual meeting of shareholders. At that meeting, our shareholders voted in favor of holding annual advisory votes on the compensation of our named executive officers. Our next “frequency” vote is expected to be held at the 2029 annual meeting of shareholders.

2026 Proxy Statement	39

REPORT OF OUR COMPENSATION COMMITTEE
The Compensation Committee (our “Compensation Committee”) of the Board of Trustees (our “Board of Trustees”) of Service Properties Trust has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, our Compensation Committee recommended to our Board of Trustees that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Laurie B. Burns, Chair
Donna D. Fraiche
Rajan C. Penkar
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of our Compensation Committee is a current, or during 2025 was a former, officer or employee of ours. In 2025, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or our Compensation Committee or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. One member of our Compensation Committee, Ms. Fraiche, serves as an independent trustee and a compensation committee member of another RMR Client, OPI. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled “Certain Related Person Transactions” are incorporated by reference herein.

40	2026 Proxy Statement

EXECUTIVE COMPENSATION
The following tables and footnotes summarize the total compensation we paid to our President and Chief Executive Officer, our Chief Financial Officer and Treasurer and our former President and Chief Investment Officer, or our “named executive officers.” Mr. Hargreaves resigned as our President and Chief Investment Officer, effective March 9, 2025, and Christopher J. Bilotto was appointed as our President and Chief Executive Officer, effective March 10, 2025. Our named executive officers were our only executive officers during 2025. Please see “Compensation Discussion and Analysis-Compensation Overview” above for an explanation of why we pay our named executive officers no cash compensation. For information regarding the compensation paid by RMR and RMR Inc. to our named executive officers, please see the above “RMR Compensation Practices” section. For information regarding the compensation paid by RMR and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and its Proxy Statement on Schedule 14A for its 2026 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement.
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Christopher J. Bilotto(3)(4)(5) President and Chief Executive Officer	2025	—	—	434,995	1,886	436,881
Brian E. Donley(3) Chief Financial Officer and Treasurer	2025	—	—	199,999	2,042	202,041
	2024	—	—	129,998	16,605	146,603
	2023	—	—	115,800	19,080	134,880
Todd W. Hargreaves(3)(5) Former President and Chief Investment Officer	2025	—	—	—	810	810
	2024	—	—	129,998	16,605	146,603
	2023	—	—	115,800	19,080	134,880

(1)
Represents the award date fair value of Common Share awards in 2025, 2024 and 2023, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. Mr. Bilotto was first appointed as a Managing Trustee in March 2025 and the values listed in this column for Mr. Bilotto include the value of 40,425 Common Shares awarded to him in his capacity as a Managing Trustee in June, 2025 and 32,490 Common Shares in March 2025 in connection with his appointment to Managing Trustee.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions we paid to our shareholders. We pay no cash compensation to our executive officers. As noted above, our named executive officers are employees of, and are paid by (other than for the awards of Common Shares described herein), RMR for their service as our executive officers.

(3)
Our named executive officers are or were officers and employees of RMR, and as officers and employees of RMR, also provide services to RMR and RMR Clients. In 2025, our named executive officers received aggregate base salary payments of $865,101, and Messrs. Bilotto and Donley received aggregate cash bonuses of $1,315,134 from RMR for services those officers provided to RMR, our Company and the other RMR Clients. Mr. Hargreaves did not receive a cash bonus from RMR in 2025. In connection with his resignation as our President and Chief Investment Officer, effective March 9, 2025 and as a Senior Vice President of RMR on May 1, 2025, Mr. Hargreaves received a cash payment from RMR of $514,200 pursuant to his separation agreement with RMR.

(4)
Only one year of information has been provided for Mr. Bilotto because he was not a named executive officer prior to 2025.

(5)
Mr. Hargreaves resigned as our President and Chief Investment Officer, effective March 9, 2025, and Mr. Bilotto was appointed as our President and Chief Executive Officer, effective March 10, 2025.

2026 Proxy Statement	41

2025 Grants of Plan Based Awards

The following table shows the total Common Shares awarded by us to our named executive officers in 2025 in their capacity as our executive officers.
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Christopher J. Bilotto	9/9/2025	87,719	249,999
Brian E. Donley	9/9/2025	70,175	199,999
Todd W. Hargreaves(2)	—	—	—

(1)
Equals the number of Common Shares awarded multiplied by the closing price on the date of the award, which is also the award date fair value under ASC 718. No assumptions were used in this calculation.

(2)
Mr. Hargreaves resigned as our President and Chief Investment Officer, effective March 9, 2025 and did not receive an award of Common Shares during 2025.

2025 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares we awarded to our named executive officers in 2025 (and prior years) provide that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to us, RMR or any RMR Client or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under our Share Award Plan receive distributions that we make, if any, on our shares on the same terms as other holders of the Common Shares.
The following table shows the total Common Shares awarded by us in 2025 and prior years to our named executive officers that were unvested as of December 31, 2025.
		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Christopher J. Bilotto(3)	2025	70,175	129,122
	2024	20,316	37,381
	2023	1,600	2,944
	2022	800	1,472
Brian E. Donley	2025	56,140	103,298
	2024	17,607	32,397
	2023	6,000	11,040
	2022	3,000	5,520
Todd W. Hargreaves(4)	2025	—	—
	2024	—	—
	2023	—	—
	2022	—	—

(1)
The form of award agreement provides for vesting of the Common Shares in five equal annual installments beginning on the date of the award. The Common Shares awarded in 2025, 2024, 2023 and 2022 were awarded on September 9, 2025, September 11, 2024, September 13, 2023 and September 14, 2022, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2025.

(3)
Mr. Bilotto was appointed as our President and Chief Executive Officer, effective March 10, 2025. The Common Shares awarded to Mr. Bilotto in prior years were awarded to him in his capacity as an officer and employee of RMR before becoming an executive officer of our Company.

(4)
In connection with Mr. Hargreaves’s resignation as President and Chief Investment Officer, effective March 9, 2025 and his separation from RMR, our Compensation Committee approved the acceleration of the vesting of Mr. Hargreaves’s unvested Common Shares, effective May 1, 2025.

42	2026 Proxy Statement

2025 Stock Vested

The following table shows Common Share awards made in 2025 and prior years to our named executive officers that vested in 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Christopher J. Bilotto(2)	26,716	76,587
Brian E. Donley	27,904	79,979
Todd W. Hargreaves(3)	40,476	76,904

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the dates that such Common Shares vested in 2025.

(2)
The Common Shares awarded to Mr. Bilotto in 2025 and prior years were awarded to him in his capacity as an officer and employee of RMR.

(3)
In connection with Mr. Hargreaves’s resignation as President and Chief Investment Officer, effective March 9, 2025 and his separation from RMR, our Compensation Committee approved the acceleration of the vesting of Mr. Hargreaves’s unvested Common Shares, effective May 1, 2025.

Potential Payments upon Termination or Change in Control

Our Share Award Plan and the form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a “Termination Event”). The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2025.
Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2025 ($)(1)
Christopher J. Bilotto	92,891	170,919
Brian E. Donley	82,747	152,255
Todd W. Hargreaves(2)	—	—

(1)
Equals the number of unvested Common Shares multiplied by the closing price of the Common Shares on December 31, 2025.

(2)
In connection with Mr. Hargreaves’s resignation as President and Chief Investment Officer, effective March 9, 2025 and his separation from RMR, our Compensation Committee approved the acceleration of the vesting of Mr. Hargreaves’s unvested Common Shares, effective May 1, 2025 with a value of $76,904 as of the date of such acceleration.

From time to time we have approved, and may in the future approve, the acceleration of vesting of Common Shares previously awarded under our Share Award Plan to former employees of RMR, which may include individuals who are our executive officers, in connection with their retirement or other separation from RMR.
For a discussion of the consequences of a Termination Event under our business and property management agreements with RMR, see the below “Related Person Transactions” section.
Pay Ratio

Pay ratio disclosure under Item 402(u) has not been provided because we do not have any employees.

2026 Proxy Statement	43

Pay Versus Performance

The following table and footnotes summarize the total compensation we paid to our named executive officers (our “NEOs”), compensation “actually paid” to our NEOs (calculated in accordance with SEC rules), the cumulative total shareholder return of our Company, the peer group total shareholder return and our net income for the past five fiscal years. We do not use any financial performance measures to link compensation actually paid to our NEOs by us to our Company’s performance. Accordingly, pursuant to the SEC rules, we have not included a “company selected measure” or the tabular list of performance measures. Please see “Compensation Discussion and Analysis-Compensation Overview” above for an explanation of why we pay our NEOs no cash compensation. For information regarding the compensation paid by RMR and RMR Inc. to our NEOs, please see the above “RMR Compensation Practices” section.
Pay Versus Performance
	Summary Compensation Table Total for Principal Executive Officer (“PEO”)	Compensation Actually Paid to PEO(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)		Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)		Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($000s)
Year									Total Shareholder Return	Peer Group Total Shareholder Return**
	Christopher J. Bilotto		Todd W. Hargreaves
2025	$436,881	$353,393	$810	$(25,095	)*	$202,041	$131,467		$20.40	$112.62	$(202,321)
			Todd W. Hargreaves
2024	—	—	146,603	(39,066	)*	146,603	(39,066	)*	27.69	118.19	(275,526)
2023	—	—	134,880	190,666		134,880	190,666		84.68	123.73	(32,779)
	Todd W. Hargreaves		John Murray
2022	106,283	83,018	255,291	174,355		106,280	83,202		65.62	99.22	(132,381)
2021	—	—	423,814	298,654		108,680	69,720		76.77	117.04	(544,603)

*
Because our Company does not pay cash compensation to its NEOs, the total compensation from the summary compensation table does not include cash compensation received by our NEOs. The negative values for Compensation Actually Paid in 2024 reflect the decline in value of the share awards granted by us to our NEOs. In addition, Mr. Hargreaves did not receive a share award from our Company in 2025 due to his resignation in March 2025.

**
Peer group total shareholder return is based on the MSCI U.S. REIT/Hotel & Resort REIT Index.

(1)
The following table summarizes the applicable deductions and additions for the PEO in the calculation of Compensation Actually Paid to the PEO.

PEO Compensation Actually Paid
Year	PEO Name	Total Compensation Per Summary Compensation Table	Stock Grant Amount	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Total Equity Value Reflected in Compensation Actually Paid	Compensation Actually Paid to PEO
2025	Christopher J. Bilotto	$436,881	$(434,995)	$129,122	$(15,901)	$234,996	$3,290	$351,507	$353,393
	Todd W. Hargreaves	810	—	—	—	—	(25,905)	(25,905)	(25,095)

(2)
The only non-PEO NEO for 2022, 2023, 2024 and 2025 is Brian E. Donley. The non-PEO NEOs for 2021 were Todd W. Hargreaves and Brian E. Donley.

(3)
The following table summarizes the applicable deductions and additions for the non-PEO NEO in the calculation of Compensation Actually Paid to the non-PEO NEO.

44	2026 Proxy Statement

Average Non-PEO NEOs—Compensation Actually Paid
Year	Total Compensation Per Summary Compensation Table	Stock Grant Amount	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Total Equity Value Reflected in Compensation Actually Paid	Compensation Actually Paid to Non-PEO NEOs
2025	$202,041	$(199,999)	$103,298	$(18,625)	$40,000	$4,752	$129,425	$131,467
Relationship Description

CAP* vs. Total Shareholder Return
Compensation Actually Paid ("CAP")
Total Shareholder Return ("TSR")
Value of Initial Fixed $100 Investment
$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2021
2022
2023
2024
2025
$76.77
$65.62
$84.68
$27.69
$20.40
$69,720
$298,654
$83,018
$83,202
$174,355
$190,666
$190,666
-$39,066
-$39,066
$353,393
-$25,095
$131,467
CAP to PEO (Christopher Bilotto)
CAP to PEO (Todd Hargreaves)
Average CAP to Non-PEO NEOs
CAP to PEO (John Murray)
Company TSR

2026 Proxy Statement	45

CAP* vs. Net Income
$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid ("CAP")
$0
-$100,000
-$200,000
-$300,000
-$400,000
-$500,000
-$600,000
-$700,000
-$800,000
-$900,000
-$1,000,000
Net Income $000s
-$544,603
$69,720
$298,654
-$132,381
$83,018
$83,202
$174,355
-$32,779
$190,666
$190,666
-$275,526
-$39,066
-$39,066
$353,393
-$202,321
-$25,095
$131,467
2021
2022
2023
2024
2025
CAP to PEO (Christopher Bilotto)
CAP to PEO (Todd Hargreaves)
Average CAP to Non-PEO NEOs
CAP to PEO (John Murray)
Net Income

*
Because our Company does not pay cash compensation to its NEOs, the total compensation from the summary compensation table does not include cash compensation received by our NEOs. The negative values for Compensation Actually Paid in 2024 reflect the decline in value of the share awards granted by us to our NEOs. In addition, Mr. Hargreaves did not receive a share award from our Company in 2025 due to his resignation in March 2025.

Total Shareholder Return: SVC vs. Peer Group
Total Shareholder Return ("TSR")
Value of Initial Fixed $100 Investment
$140
$120
$100
$80
$60
$40
$20
$0
$100
$112.62
$20.40
2020
2021
2022
2023
2024
2025
SVC TSR
MSCI U.S. REIT/Hotel & Resort REIT Index

46	2026 Proxy Statement

PROPOSAL 3:	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.
Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ technical expertise and knowledge of our operations and industry, the auditors’ independence, the results of inspections by the Public Company Accounting Oversight Board (“PCAOB”) and peer quality reviews of the auditors and the auditors’ reputation in the marketplace. In connection with the mandated rotation of our independent auditors’ lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.
Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent auditors for the fiscal year ending December 31, 2026. Deloitte has served as our independent auditors since June 2020 and is considered by management and our Audit Committee to be well-qualified.
Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.
Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal years ended December 31, 2025 and 2024.
	2025 Fees(1)	2024 Fees
Audit Fees	$1,419,640	$1,357,700
Audit Related Fees	—	32,250
Tax Fees	82,289	87,482
All Other Fees	948	948

(1)
The amount of audit fees for 2025 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Deloitte to and approved by our Audit Committee for the services provided by Deloitte. The final amount of fees may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.
Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.
Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

2026 Proxy Statement	47

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2025 and 2024 reflect annual subscription fees for Deloitte’s online accounting research application.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our internal audit provider is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.
Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB’s rules.
All services for which we engaged Deloitte in fiscal 2025 and 2024 were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2025 and 2024 are set forth above. Our Audit Committee approved the engagement of Deloitte in fiscal 2025 and 2024 to provide the non-audit services described above because it determined that Deloitte providing these services would not compromise Deloitte’s independence and that Deloitte’s familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain comparable quality services from other providers.
Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.
One or more representatives of Deloitte will be present at our 2026 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2026 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

48	2026 Proxy Statement

REPORT OF OUR AUDIT COMMITTEE
In the course of the Audit Committee (our “Audit Committee”) of the Board of Trustees (our “Board of Trustees”) of Service Properties Trust’s oversight of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2025; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors’ communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.
Based on the foregoing review and discussions, our Audit Committee recommended to our Board of Trustees that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.
William A. Lamkin, Chair
Laurie B. Burns
Robert E. Cramer
Donna D. Fraiche
Rajan C. Penkar

2026 Proxy Statement	49

FREQUENTLY ASKED QUESTIONS
Proxy Materials and Voting Information
1.
What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2026 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2026 Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2025 (collectively, the “proxy materials”). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.
2.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all our Common Shares you hold, whether in certificate or book entry form.
If your shares are held in an account you own at a bank or brokerage firm or you hold shares through another nominee, you are considered the “beneficial owner” of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own our Common Shares.
If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all our Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own our Common Shares.
3.
What different methods can I use to vote?

By Telephone or Internet. All shareholders of record as of the close of business on March 13, 2026, the Record Date, can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to authorize a proxy to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern Time, on June 10, 2026 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern Time, on the day immediately preceding the date of the reconvened meeting.
By Written Proxy. All shareholders of record as of the close of business on the Record Date also can authorize a proxy to vote their shares by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern Time, on June 10, 2026 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern Time, on the day immediately preceding the date of the reconvened meeting.

50	2026 Proxy Statement

Electronically at our 2026 Annual Meeting.
•
All shareholders of record as of the close of business on the Record Date may vote electronically at the meeting, as described in the response to question 11. Even if you plan to attend our 2026 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2026 Annual Meeting.

•
Beneficial owners as of the close of business on the Record Date may vote electronically at our 2026 Annual Meeting if they have a 16 digit control number, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is exercised at our 2026 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card, by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to our Secretary before the taking of the vote at our 2026 Annual Meeting). Attendance at our 2026 Annual Meeting will not, by itself, revoke a duly executed proxy.
Beneficial owners who wish to change their votes should contact the organization that holds their shares.
Shareholders must register in advance to attend our 2026 Annual Meeting by visiting www.proxyvote.com.
If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll Free: (877) 456-3427
Brokers and Banks Call Collect: (212) 750-5833
4.
Who may vote at our 2026 Annual Meeting?

Holders of record of our Common Shares as of the close of business on the Record Date, or their duly authorized proxies may vote at the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held on the Record Date.
5.
What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 18, 33 and 47, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.
6.
What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2026 Annual Meeting. The presence, in person or by proxy, of shareholders holding or representing not less than a majority of the total outstanding shares of beneficial interest entitled to be voted at our 2026 Annual Meeting constitutes a quorum for the transaction of business at our 2026 Annual Meeting.
Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect

2026 Proxy Statement	51

on the outcome of any Proposal to be acted upon at our 2026 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or 2. There will be no broker non-votes on Proposal 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.
7.
Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2026 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2026 Annual Meeting.
Instead of receiving future copies of our proxy materials by mail, shareholders of record, as of the close of business on the Record Date, and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.
8.
How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies on behalf of our Company. We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies for an estimated fee of $20,000 plus reimbursement of expenses. We have agreed to indemnify Innisfree against certain liabilities arising out of our agreement with Innisfree. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of our Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.
Proxies may also be solicited, without additional compensation, by our Trustees and officers, and by RMR, its officers and employees and its parent’s and subsidiaries’ directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.
9.
What is householding?

As permitted by the Exchange Act and our Bylaws, we may deliver to shareholders only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2026 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless a shareholder at such address has notified us of such shareholder’s desire to receive separate copies of those documents. This practice is known as “householding.”
We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Service Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8232. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

52	2026 Proxy Statement

2026 Annual Meeting Information
10.
Why is our 2026 Annual Meeting being held virtually?

To provide all of our shareholders an opportunity to participate in our 2026 Annual Meeting, our 2026 Annual Meeting will be a virtual meeting of shareholders. Shareholders attending our 2026 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
11.
How do I attend our virtual 2026 Annual Meeting?

In order to attend and participate in our 2026 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on June 10, 2026. Attendance at the meeting is limited to our Trustees and officers, shareholders as of the close of business on the Record Date or their duly authorized representatives or proxies, and other persons permitted by the chair of the meeting.
•
Record owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SVC2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

•
Beneficial owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SVC2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a control number if needed.

If you have questions regarding preregistration procedures or admission procedures, please call Investor Relations at (617) 796-8232.
12.
How can I vote electronically at our 2026 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2026 Annual Meeting, you need to have a 16 digit control number from your bank, broker or other nominee. Please follow the procedures described in the response to questions 3 and 11.
You will not be able to vote your shares at the meeting without a 16 digit control number. We encourage you to provide voting instructions to your bank, broker or other nominee to vote your shares in advance, even if you intend to attend the meeting.
13.
How can I ask questions at our 2026 Annual Meeting?

Shareholders as of the close of business on the Record Date who attend and participate in our 2026 Annual Meeting at https://www.virtualshareholdermeeting.com/SVC2026 will have an opportunity to submit questions live via the internet during a designated portion of the program. Shareholders must have available their control number provided on their proxy card or voting instruction form.
If you experience any technical difficulties accessing our 2026 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2026 Annual Meeting.

2026 Proxy Statement	53

Company Documents, Communications and Shareholder Proposals
14.
How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.svcreit.com, click on “Investors” and then click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our Trustees and executive officers, go to www.svcreit.com, click on “Investors,” click on “Financial Information” and then click on “SEC Filings.”
We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
15.
How can I communicate with our Trustees?

Any shareholder or other interested person who wants to communicate with our Trustees should write to such Trustee(s), c/o Secretary, Service Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@svcreit.com. The communication will then be delivered to our Trustee(s).
16.
How do I submit a nomination or other proposal for action at the 2027 annual meeting of shareholders?

A nomination or other proposal for action to be presented by any shareholder at our 2027 annual meeting of shareholders must be submitted as follows:
•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by November 17, 2026.

•
If the shareholder nomination is to be included in the proxy statement pursuant to our proxy access bylaw, the nomination must be made in accordance with the procedures and requirements set forth in our Bylaws and must be delivered to or mailed and received by us not later than November 17, 2026 and not earlier than October 18, 2026.

•
If the shareholder nomination or proposal is not to be included in the proxy statement pursuant to our proxy access bylaw or Rule 14a-8, the nomination or proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be delivered to us not later than 5:00 p.m. Eastern Time on November 17, 2026 and not earlier than October 18, 2026.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
For additional information regarding how to submit a shareholder proposal, see page 16 of this Proxy Statement.

54	2026 Proxy Statement

RELATED PERSON TRANSACTIONS
The descriptions of agreements in this “Related Person Transactions” section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.
A “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.
A “related person” means any person who is, or at any time since January 1, 2025 was:
•
a Trustee, a nominee for Trustee or an executive officer of ours;

•
known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

•
an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

•
a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. The Governance Guidelines provide that we may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of our Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies, Declaration of Trust and Bylaws, each as described above, and Maryland law. In the case of any transactions with us by employees of RMR and its subsidiaries who are subject to the Code but who are not our Trustees or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.svcreit.com.
Certain related person transactions are set forth in Annex A to this Proxy Statement.

2026 Proxy Statement	55

WARNING CONCERNING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and “opportunities” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: efforts to strengthen our financial profile and reposition us for long term growth; potential acquisitions of net lease properties to further optimize our portfolio; the execution of additional hotel dispositions, including the expected timing thereof; the advancement of our deleveraging strategy; our commitment to strengthen our cash flows for the benefit of our shareholder; plans and strategies relating to corporate governance, executive compensation, trustee compensation, sustainability, and human capital management; the goals, objectives and anticipated benefits of our executive compensation and trustee compensation programs; risk oversight; risk mitigation efforts; the anticipated roles and responsibilities of the Board’s committees; plans with respect to shareholder engagement and alignment, Board recruitment, selection and refreshment; the timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that we intend or believe will or may occur in the future. Forward-looking statements reflect our current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings. The information contained in our filings with the SEC, including under the caption “Risk-Factors” and “Warning Concerning Forward-Looking Statements” in our periodic reports, or incorporated therein, identifies important factors that could cause differences from our forward-looking statements in this Proxy Statement. Our filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

56	2026 Proxy Statement

OTHER INFORMATION
At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.
Lindsey Getz
Secretary
Newton, Massachusetts
March 17, 2026

2026 Proxy Statement	57

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS
Relationships with RMR, Sonesta and Others Related to Them. We have relationships and historical and continuing transactions with RMR, RMR Inc., Sonesta and others related to them, including other RMR Clients, some of which have trustees, directors or officers who are also our Trustees or officers. RMR is a majority owned subsidiary of RMR Inc. Sonesta International Hotels Corporation, a subsidiary of Sonesta Holdco Corporation (collectively, “Sonesta”), manages most of the hotels we own, and we own 34% of Sonesta’s outstanding common stock. Sonesta is a private company that is controlled by Mr. Portnoy. RMR provides certain services to us and Sonesta.
Management Agreements with Sonesta. As of December 31, 2025, Sonesta managed 69 of our 94 hotels, which comprised approximately 41.8% of our total historical real estate investments, including 39 of our full-service hotels, 23 extended stay hotels, and seven select service hotels pursuant to management agreements for all of the hotels. We had previously identified 122 hotels managed by Sonesta for disposition in 2025. As of February 23, 2026, we have sold 113 of these hotels. Additionally, in January 2026 we began the marketing for sale of seven full service Sonesta hotels. Following completion of the hotel sales, we expect to retain 52 hotels managed by Sonesta (the “Retained Hotels”). Prior to August 1, 2025, all of the hotels managed by Sonesta were managed pursuant to a management agreement (the “Legacy Sonesta Agreement”). On August 29, 2025, we entered into new management agreements with Sonesta for each of the Retained Hotels and certain other hotels managed by Sonesta, in each case effective August 1, 2025 (the “Retained Hotel Agreements” and together with the Legacy Sonesta Agreement, our “Sonesta Agreements”). The Retained Hotel Agreements are not subject to any pooling, cross-default or other similar contractual arrangement and the Legacy Sonesta Agreement remains subject to a pooling agreement until the remainder of the hotels subject to that agreement are sold. For a description of the terms of the Legacy Sonesta Agreement, the Retained Hotel Agreements and the pooling agreement, please see Note 4 to the Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
We realized returns under our Sonesta Agreements of $135.9 million during the year ended December 31, 2025. Our Sonesta Agreements require us to fund capital expenditures that we approve at our Sonesta hotels. We incurred capital expenditures for hotels included in our Sonesta Agreements of $225.2 million during the year ended December 31, 2025. We owed Sonesta $39.5 million for capital expenditures and other reimbursements as of December 31, 2025. Sonesta owed us $0.2 million for returns and other amounts as of December 31, 2025. Pursuant to our Sonesta Agreements, we incurred management, reservation and system fees and reimbursement costs for certain guest loyalty, marketing programs or brand promotion fees, and third party reservation transmission fees or centralized services fees of $114.5 million for the year ended December 31, 2025. In addition, we incurred procurement and construction supervision fees payable to Sonesta of $4.1 million for the year ended December 31, 2025. We are required to maintain working capital for each of our hotels managed by Sonesta and have advanced a fixed amount based on the number of rooms in each hotel to meet the cash needs for hotel operations. As of December 31, 2025, we had advanced $31.8 million of initial working capital to Sonesta net of any working capital returned to us on termination of the applicable management agreements in connection with hotels we have sold.
Relationship with RMR. We have no employees. The personnel and various services we require to operate our business are provided to us by RMR. We have two agreements with RMR to provide management services to us: (i) a business management agreement, which relates to our business generally, and (ii) a property management agreement, which relates to our property level operations of our net lease portfolio, the office building component of one of our hotels and major renovation or repositioning activities at our hotels that we may request RMR to manage from time to time. For a description of the terms of our management agreements with RMR please see Note 8 to the Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Pursuant to our business management agreement with RMR, we recognized net business management fees of approximately $28.1 million for the year ended December 31, 2025, which amount reflects a reduction of approximately $3.6 million for the amortization of the liability we recorded in connection with our former investment in RMR Inc.
We did not incur an incentive management fee payable to RMR for the year ended December 31, 2025. Effective January 1, 2026, we amended our business management agreement with RMR to replace the

2026 Proxy Statement	A-1

benchmark index used in the calculation of incentive business management fees. Pursuant to this amendment, for periods beginning on or after January 1, 2026, the MSCI U.S. REIT Diversified Index will be used to calculate benchmark returns per share for purposes of determining any incentive business management fee payable to RMR, and for periods ending prior to January 1, 2026, the MSCI U.S. REIT/Hotel & Resort REIT Index will continue to be used.
Pursuant to our property management agreement with RMR, we recognized aggregate property management and construction supervision fees of approximately $10.9 million for the year ended December 31, 2025.
Expense Reimbursement. We are generally responsible for all of our operating expenses, including certain expenses incurred or arranged by RMR on our behalf. We are generally not responsible for payment of RMR’s employment, office or administrative expenses incurred to provide management services to us, except for the employment and related expenses of RMR employees assigned to work exclusively or partly at our net lease properties and the office building component of one of our hotels, our share of the wages, benefits and other related costs of RMR’s centralized accounting personnel, our share of RMR’s costs for providing our internal audit function and as otherwise agreed. Our property level operating expenses are generally incorporated into rents charged to our tenants, including certain payroll and related costs incurred by RMR. We reimbursed RMR approximately $4.7 million for these expenses and costs for the year ended December 31, 2025.
RMR Credit Agreement and Security Agreement. In January 2025, in connection with a $100 million credit agreement and related security agreement entered into by RMR and certain of its subsidiaries with Citibank, N.A., and the other lenders party thereto, we consented to the pledge and assignment of RMR’s interest in our management agreements with RMR under the security agreement. For more information regarding our consent to the pledge and assignment, please see Note 8 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
Share Awards to RMR Employees. We award Common Shares to our officers and other employees of RMR annually. Generally, one fifth of these awards vests on the date of the awards and one fifth vests on each of the next four anniversaries of the dates of the awards. During 2025, we awarded to certain of our officers and other employees of RMR and others who provide services to us and our TRSs annual awards of 1,432,396 Common Shares, valued at approximately $4.1 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under our equity compensation plan. These share awards to RMR employees are in addition to the share awards made to our Managing Trustees, as Trustee compensation, and the fees we paid to RMR. During 2025, we purchased 245,685 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of our officers and other employees of RMR in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.
On occasion, we have entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of Common Share awards previously awarded to them under our equity compensation plans. The aggregate value of the Common Share awards we so accelerated, measured as of the effective dates of acceleration, was approximately $0.3 million, in aggregate, for the year ended December 31, 2025.
Additionally, each of our executive officers during 2025 received share awards of RMR Inc. and the other RMR Clients in their capacities as officers or employees of RMR.
Directors’ and Officers’ Liability Insurance. We, RMR Inc. and certain other RMR Clients participate in a combined directors’ and officers’ liability insurance policy. We paid a premium of $0.1 million for this coverage for the policy years ending September 30, 2023, 2024 and 2025, and in 2025 we paid a premium of $0.4 million for this coverage for the policy years ending September 30, 2026, 2027 and 2028.
The foregoing descriptions of our agreements with RMR Inc., RMR, Sonesta, and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC’s website, www.sec.gov. We may engage in additional transactions with related persons, including businesses of RMR Clients.

A-2	2026 Proxy Statement

THANK YOU
Thank you for being a shareholder of Service Properties Trust.

SCAN TOVIEW MATERIALS & VOTE INVESTOR RELATIONS SERVICE PROPERTIES TRUST255 WASHINGTON STREET, SUITE 300NEWTON, MASSACHUSETTS 02458 AUTHORIZE YOUR PROXY BY INTERNETBefore the meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions.AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 10, 2026. Have your proxy card in hand when you call and then follow the instructions.If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Service Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VOTE BY VIRTUALLY ATTENDING THE MEETINGYou must register in advance to attend the meeting by visiting the "Attend a Meeting" link at www.proxyvote.com. During the meeting - Go to https://www.virtualshareholdermeeting.com/SVC2026You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website.ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONSIf you would like to reduce the costs incurred by Service Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V85429-P48362KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.SERVICE PROPERTIES TRUSTThe Board of Trustees Recommends a Vote FOR all theNominees for Trustee in Proposal 1 and FOR Proposals 2 and 3.For Against Abstain1. Election of Trustees.Nominees (for Independent Trustee):Laurie B. BurnsRobert E. CramerDonna D. FraicheWilliam A. LamkinRajan C. PenkarNominees (for Managing Trustee):Christopher J. BilottoAdam Portnoy2. Advisory vote to approve executive compensation.3. Ratification of the appointment of Deloitte & Touche LLP asindependent auditors to serve for the 2026 fiscal year.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 ANDFOR PROPOSALS 2 AND 3.TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ONSUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners shouldeach sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.)Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SERVICE PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERSJune 11, 2026, 9:30 a.m., Eastern Time Virtually via the Internet athttps://www.virtualshareholdermeeting.com/SVC2026Please see the Proxy Statement for attendance instructions.The 2026 Annual Meeting of Shareholders of Service Properties Trust will address the following items of business:1.Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees;2.Advisory vote to approve executive compensation;3.Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2026 fiscal year; and4.Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.V85430-P48362SERVICE PROPERTIES TRUSTANNUAL MEETING OF SHAREHOLDERSJune 11, 2026, 9:30 a.m., Eastern TimeImportant Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2026 Annual Meeting of Shareholders of Service Properties Trust (the "Company"), including the Company's Notice of Annual Meeting, Annual Report and Proxy Statement are available on the Internet. To view the proxy materials or authorize your proxy by Internet, by telephone or by mail, please follow the instructions on the reverse side hereof.This proxy is solicited on behalf of the Board of Trustees of Service Properties Trust.The undersigned shareholder of the Company hereby appoints Lindsey Getz and Adam Portnoy, or any of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2026 Annual Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.virtualshareholdermeeting.com/SVC2026, on June 11, 2026, at 9:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Annual Report and the Proxy Statement, which includes the Notice of 2026 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.See reverse for instructions on how to authorize a proxy.Continued and to be signed on reverse side